EXHIBIT 10.17

Private and Confidential                                Execution Copy













             -------------------------------------------------------


                          SHARE SUBSCRIPTION AGREEMENT

                          relating to Common Shares in

                              T2CN HOLDING LIMITED
  (a company incorporated in the British Virgin Islands with limited liability)

             -------------------------------------------------------

                                                    Private and Confidential


                                      INDEX


1.   INTERPRETATION..................................................4
2.   SUBSCRIPTION....................................................7
3.   JCE WARRANT.....................................................8
4.   CONDITIONS PRECEDENT AND COVENANTS..............................9
5.   COMPLETION.....................................................11
6.   COMPANY WARRANTIES.............................................12
7.   INVESTOR WARRANTIES............................................12
8.   NOTICES........................................................12
9.   CONFIDENTIALITY................................................13
10.  COSTS AND EXPENSES.............................................14
11.  MISCELLANEOUS..................................................14
12.  DISPUTE RESOLUTION.............................................17

SCHEDULE 1
Particulars of the Companyas at the date of this Agreement
SCHEDULE 2
Details of Shareholding of the Company before and after Completion
SCHEDULE 3
Copy of the T2 Entertainment License Agreement
SCHEDULE 4
Copy of the Software Purchase Agreement
SCHEDULE 5A
Company Warranties
SCHEDULE 5B
Disclosure Schedule (on Company Warranties)
SCHEDULE 6
Investor Warranties
SCHEDULE 7
Address of the Parties

EXHIBIT I
Form of Articles of Association of the New JV

EXHIBIT 2
Warrant to Purchase Common Shares

                              T2CN Holding Limited

  (a company incorporated in the British Virgin Islands with limited liability)


                          Share Subscription Agreement


THIS SHARE SUBSCRIPTION AGREEMENT (the "Agreement") is made on the 1st day of September, 2005 (hereinafter the "Execution Date").

BY AND AMONG:

1. T2CN Holding Limited, a limited liability company organized and existing under the laws of the British Virgin Islands with its registered address at the offices of S-HR&M Financial Services Limited of Kingston Chambers, P.O. Box 173, Road Town, Tortola, British Virgin Island (the "Company"); and

2. JC Entertainment Corp., a corporation organized and existing under the laws of the Republic of Korea with its registered address at 4th Floor, Rosedale Building, #724 Suseo-Dong, Kangnam-Ku, Seoul 135-885, Korea ("JCE").

The Company and JCE may hereinafter be collectively referred to as the "Parties" and respectively referred to as a "Party".

WHEREAS:

(A) The Company is a company incorporated in the British Virgin Islands with an authorised share capital of US$0.01, divided into 50,000,000 Common Shares of par value US$0.01 each. Further particulars of the Company as at the date of this Agreement are set out in Schedule 1. As at the date of the Agreement, 25,078,535 Common Shares are issued and outstanding, exclusive of the Common Shares to be issued and allocated to JCE hereunder.

(B) The Company and JCE intend to jointly establish, no later than November 30, 2005 a wholly foreign owned subsidiary in Shanghai, PRC with the registered capital in the amount of USD1,500,000 (the "New JV"). The Company and JCE will hold 65% and 35% equity interest respectively in the New JV. The intended business scope of the New JV is to engage in consulting and technical services in connection with casual internet games. It is contemplated that the New JV shall be entitled to operate the internet game known as "Free Style", defined as "Localized Game" herein, in the PRC through Shanghai T2 Entertainment Co., Ltd. , a limited liability company incorporated under the laws of the PRC with its registered address at 5th

     Floor 88  Qinjiang  Road,  Xuhui  District,  Shanghai,  PRC  (200233),  "T2
     Entertainment"), an affiliated company which holds the qualifications required under PRC laws to directly operate internet games in the PRC.

(C) Prior to the establishment of the New JV and as an interim arrangement, T2 Entertainment is licensed to directly operate the Localized Game by entering into and performing a license agreement with JCE dated August 4, 2005 (the "T2 Entertainment License Agreement").

(D) Concurrent to the execution of the T2 Entertainment License Agreement, the Parties also entered into a Purchase Agreement regarding certain casual internet games, whereby T2CN Holding purchased such games from JCE (the "Software Purchase Agreement").

(E) Upon the establishment of the New JV, JCE shall, if permitted under PRC laws, enter into a license agreement with the New JV, whereby JCE shall grant to the New JV the exclusive right and license to operate in the PRC the Updated Version (as defined below) of the Localized Game on terms agreed upon by the Parties. Concurrently, the New JV shall enter into a certain cooperation agreement or sublicense agreement, as the case may be, with T2 Entertainment, setting forth their joint participation or sublicensing to T2 Entertainment to operate in the PRC the Updated Version of the Localized Game, relying on their respective advantages and qualifications (the "Cooperation Agreement"), and whereby a substantial portion of the economic benefits generated from the aforesaid operation shall be transferred to the New JV (together with the establishment of the New JV, the "Proposed Transactions"). Under the Cooperation Agreement, (i) the New JV will provide the relevant hardware platform and the technical support and operation maintenance services in relation to the operations of the Updated Version of the Localized Game, (ii) the New JV will provide to T2 Entertainment the contents of the Updated Version of the Localized Game, and (iii) T2 Entertainment will operate and release to the public in the PRC the Updated Version of the Localized Game through its online fee collection platform.

(F) For the purpose of the Proposed Transactions, JCE will provide various technical and consulting services to the Company and to T2 Entertainment regarding the Localized Game's operation during the term beginning from the Execution Date to December 31, 2007 (the "JCE Services").

(G) By this Agreement, the Company agrees to issue and allot an aggregate of 2,000,000 Common Shares (the "Subscription Shares") to JCE in consideration of JCE's commitment to procure the completion of the Proposed Transactions, and provision of the JCE Services, and JCE agrees to subscribe for the Subscription Shares, in accordance with the terms and conditions of this Agreement.

(H) Details of the shareholding structure of the Company (i) as at the date hereof and (ii) immediately after Completion (as hereinafter defined) are set out in Schedule 2.

NOW IT IS HEREBY AGREED as follows:

1.    INTERPRETATION

1.1 In this Agreement and the Schedules hereto, unless the context requires or provides otherwise:

      "Agreement"               means this Share Subscription Agreement;

      "Business                 Day" means a day (other than a Saturday or
                                Sunday) on which licensed banks are open for general banking business in the PRC and New
                                York, USA;

      "CIETAC"                  shall   mean   the   China    International
                                Economic and Trade Arbitration Commission;

      "Clause"                  means a clause in this Agreement;

      "Common Shares"           means the  Common  Shares of a par value of
                                US$0.01 each in the share capital of the Company;

      "Company"                 means T2CN Holding Limited;

      "Company Warranties"      means the representations and
                                warranties made by the Company pursuant to this Agreement as set out in Schedule 5A in respect of and insofar as they relate to the Company and the term "Company Warranty" shall be construed accordingly;

      "Completion"              subject to the fulfilment of the Conditions
                                Precedent, means the completion of the
                                Subscription and, where the context requires, the performance by the Parties of the obligations contained in Clause 5;

      "Completion Date"         means September 30, 2005 or such other
                                date as the Parties hereto may agree, being the date on which Completion is to take place pursuant to Clause 5;

      "Concurrent Users"        means the end users of the Localized Game
                                who initiate their use of the Localized Game concurrently within the PRC;

      "Number of Concurrent     means the maximum number of
                                Concurrent Users" Users, not the average number of Concurrent Users in any consecutive term.

      "Conditions Precedent"    means the conditions precedent to
                                Completion as set out in Clause 4.1 and Clause
                                4.2;

      "Cooperation Agreement"   has the meaning set forth in the recitals;

      "Exhibit"                 means an exhibit attached to this Agreement;

      "Investor                 Warranties" means the representations and
                                warranties made by JCE pursuant to this
                                Agreement as set out in Schedule 6 and the term
                                "Investor Warranty" shall be construed
                                accordingly;

      "JCE"                     has the meaning set forth in the recitals;

      "JCE Services"            has the meaning set forth in the recitals;

      "JCE Warrant"             has the meaning set forth in Clause 3.1;

      "Localized Game"          means the internet game  localized from the
                                game named "Free Style"  (including any and
                                all   versions   thereof),   of  which  the
                                exclusive  rights to  manufacture,  market,
                                promote, use, distribute,  publish and sell
                                have  been  licensed  to  T2  Entertainment
                                under   the   T2   Entertainment    License
                                Agreement;

      "Memorandum and           means the memorandum and articles of
      Articles of Association"  association of the Company  effective as of the date of this Agreement;

      "New JV"                  has the meaning set forth in the recitals;

      "New JV's AOA" means the Articles of Association of the New JV to be agreed upon by the Company and JCE, the form of which is attached hereto as
                                Exhibit 1;

      "Party"                   has the meaning set forth in the recitals;

      "PRC" means the People's Republic of China (for the purpose of this Agreement, excluding Hong Kong Special Administrative Region, Macau Special Administrative Region and Taiwan);

      "Proposed Transactions"   has the meaning set forth in the recitals;

      "Subscription Shares"     means  the  aggregate  of the  Subscription
                                Shares;

      "Schedule"                means   a   schedule   attached   to   this
                                Agreement;

      "Shareholder"             means  any  holder  of a share in the share
                                capital of the Company;

      "Software Purchase        has the meaning set forth in the recitals,
      Agreement"                a true copy of which has been  attached  hereto
                                as Schedule 4;

      "Subscription"            means  the  subscription  by  JCE  for  the
                                Subscription Shares in accordance with the terms and conditions of this Agreement;

      "T2 Entertainment"        has the meaning set forth in the recitals;

      "T2 Entertainment         means the Software License Agreement to be
      License Agreement"        entered  into    between   JCE   and   T2
                                Entertainment dated August 4, 2005, a true copy of which has been attached hereto as Schedule 3;

      "Updated Version"         means a new  version  of the  Localized
                                Game  that  contains   patches,   upgrades,
                                enhancements   and/or  new   functions  not
                                contained  in  the  prior  version  of  the
                                Localized   Game;   for  the  avoidance  of
                                doubt,  Upgraded Version shall not apply to
                                sequels  of the  Game  (including  but  not
                                limited to "Free  Style II" or "Free  Style
                                III")  which  will  be   developed   and/or
                                released after the date of this Agreement and the content of which is substantially different from the Game;

      "USA"                     means the United States of America;

      "United States Dollars"   means the lawful currency of the USA; and
      and "US$"

      "Warrant Shares"          has the  meaning  set forth in  Clause  3.1
                                hereof.

1.2   In this Agreement, unless otherwise specified:

      (i) references to Clauses, sub-clauses, paragraphs, sub-paragraphs, Schedules and Exhibits are to Clauses, sub-clauses, paragraphs, sub-paragraphs in, and Schedules and Exhibits to this Agreement;

      (ii) a reference to any statute or statutory provision shall be construed as a reference to the same as it may have been, or may from time to time be, amended, modified or re-enacted;

      (iii) references to a "company" shall be construed so as to include any company, corporation or other corporate body, wherever and however incorporated or established;

       (iv) references to a "person" shall be construed so as to include any individual, firm, company, government, state or agency of a state or any joint venture, association or partnership (whether or not having separate legal personality);

       (v) words imparting the singular shall include the plural and vice versa, and words imparting one gender shall include all genders;

      (vi) references to writing shall include any communication made by letter, facsimile transmission, electronic mail and any other mode of reproducing words in a legible and non-transitory form;

      (vii) references to times of day are to Beijing time;

      (viii)headings to Clauses, Schedules and Exhibits are for convenience of reference only and shall not affect the interpretation of this Agreement; and

      (ix) the Schedules and Exhibits shall form part of this Agreement and shall have the same force and effect as if expressly set out in the body of this Agreement, and any reference to this Agreement shall include the Schedules and Exhibits.

2.    SUBSCRIPTION

2.1 On the terms and subject to the conditions set out in this Agreement, and subject to the satisfaction or waiver of the Conditions Precedent in Clause 4.1 and Clause 4.2, at Completion JCE shall subscribe for, and the Company shall allot and issue to JCE, 2,000,000 Subscription Shares, in consideration of JCE's commitment to procure the completion of the

      Proposed Transactions and provision of JCE Services which are valued at US$4,000,000 at a subscription price of US$2.00 per share, pursuant hereto and in accordance with the provisions of the Memorandum and Articles of Association of the Company.

2.2 JCE hereby irrevocably agrees that as consideration for the Subscription Shares, (i) it shall ensure that the Proposed Transactions will be conducted, i.e. it shall procure that the New JV is duly established and that the New JV shall enter into and fully perform its obligations contained in the Cooperation Agreement with T2 Entertainment, under which
      (a) the New JV will provide the relevant hardware platform and the technical support and operation maintenance services in relation to the operations of the Updated Version of the Localized Game, (b) the New JV will provide the contents of the Updated Version of the Localized Game to T2 Entertainment, and (c) T2 Entertainment will operate and release to the public in the PRC the Updated Version of the Localized Game through its online fee collection platform; and (ii) for the purpose of the Proposed Transactions, it provides the JCE Services as per request from the Company.

3.    JCE WARRANT

3.1 The Company shall at Completion issue JCE a warrant ("JCE Warrant"), convertible to 3,000,000 Common Shares in the Company of par value of US$0.01 each ("Warrant Shares"). The JCE Warrant shall be exercised by JCE at the share subscription price equal to the par value of each Common Share. Unless otherwise agreed between the Parties, JCE may choose to pay the consideration for the Common Shares under the JCE Warrant by way of providing various consulting and technical services to the Company and/or its affiliates for the purpose of benefiting the Company and JCE's joint operation of the Localized Game in the PRC, in which case the Company's board of directors shall adopt relevant resolutions acknowledging and accepting such payment as due and equitable consideration for the relevant Common Shares to be acquired by JCE under the JCE Warrant.

3.2 The exercise of the JCE Warrant shall be subject to the following conditions:

      (a) JCE may not exercise its right under the JCE Warrant to subscribe for 1/3 of the Warrant Shares unless and until the Number of Concurrent Users of the Localized Game in the PRC has reached 100,000 by the end of August 4, 2007;

      (b) JCE may not exercise its right under the JCE Warrant to subscribe for an additional 1/3 of the Warrant Shares unless and until the Number of Concurrent Users of the Localized Game in the PRC has reached 200,000 by the end of August 4, 2007;

       (c) JCE may not exercise its right under the JCE warrant to subscribe for the remaining 1/3 of the Warrant Shares unless and until the Number of Concurrent Users of the Localized Game in the PRC has reached 300,000 by the end of August 4, 2007;

      (d) The JCE Warrant shall be null and void for the Common Shares not exercised thereunder immediately upon the stoppage of T2 Entertainment operating the Localized Game due to material breach by JCE of the T2 Entertainment License Agreement or an event of force majeure except as otherwise agreed upon the Parties.

3.3 In order for the JCE Warrant to be issued to JCE, the Company shall make available for subscription by JCE an aggregate of 3,000,000 Common Shares, as set out in Schedule 2 hereto. Such subscription shall be subject to Clause 3 of this Agreement and on the terms and conditions of the JCE Warrant, which shall be substantially in the form of Exhibit 2 hereto.

4.    CONDITIONS PRECEDENT AND COVENANTS

4.1 Obligations of the Company for Completion In addition to Clause 2 above, Completion of this Agreement by JCE shall be conditional upon the fulfilment or waiver, on or before Completion, of each of the following conditions:

     (a)  Representations and Warranties

            The representations and warranties made by the Company shall be true, complete and accurate on and as of Completion with the same effect as though such representations and warranties had been made on and as of the date of such Completion.

     (b)  Legal Compliance

            The Company shall have performed and complied with all obligations and requirements under any applicable laws, regulations, rules, orders, or decrees, in particular those in relation to company and securities regulatory regime and in connection with Completion in the British Virgin Islands and the PRC.

     (c)  Transaction Documents

            The Company shall have duly executed and delivered to JCE this Agreement and the New JV's AOA, and both the T2 Entertainment License Agreement and the Software Purchase Agreement shall remain in full effect.

     (d)  Necessary Approvals

            The Company shall have obtained all approvals, consents and qualifications, if necessary, to complete the subscription and issuance of the Subscription Shares, and the Company shall have approved the issuance and allotment of the Subscription Shares to JCE pursuant to the terms of this Agreement and the provisions of the Memorandum and Articles of Association.

4.2 Obligations of JCE for Completion In addition to Clause 2 above, Completion of this Agreement by the Company shall be conditional upon the fulfilment or waiver, on or before Completion, of each of the following conditions:

     (a)  Representations and Warranties

            The representations and warranties made by JCE shall be true, complete and accurate on and as of Completion with the same effect as though such representations and warranties had been made on and as of the date of such Completion.

     (b)  Legal Compliance

            JCE shall have performed and complied with all obligations and requirements under any applicable laws, regulations, rules, orders, or decrees, in particular those in relation to company and securities regulatory regime and in connection with Completion in the British Virgin Islands and the Republic of Korea.

     (c)  Transaction Documents

            JCE shall have duly executed and delivered to the Company this Agreement and the New JV's AOA, and both the T2 Entertainment License Agreement and the Software Purchase Agreement shall remain in full effect.

     (d)  Necessary Approvals

            JCE shall have obtained all approvals, consents and qualifications, if necessary, to complete the subscription of the Subscription Shares.

4.3 Each Party hereto shall use all reasonable endeavours to fulfil or procure the fulfilment of the Conditions Precedent relating to it, on or before the Completion Date.

4.4 If any of the Conditions Precedent relating to either Party hereto are not fulfilled, or waived in writing by the other Party hereto, on or before the Completion Date, then unless the other Party hereto agrees otherwise in writing, and subject to Clause 11.1 hereof, this Agreement shall become null and void and cease to have further effect whereupon no Party hereto shall have any obligation or liability to, or any claim or demand against, any other Party hereto under this Agreement.

5.    COMPLETION

5.1 Subject to the fulfilment of the Conditions Precedent, or the waiver thereof by the relevant Party, Completion shall, unless the Parties agree otherwise, take place on the Completion Date in Shanghai, PRC.

5.2 All of the following matters shall be or have been transacted at the time of Completion:

      (a) the Company shall:

            (i) issue and allot as fully paid up the Subscription Shares to JCE, each of which being free from all charges, liens, encumbrances, equities or other third party rights, claims or interests, and shall procure that JCE be registered as holders of the Subscription Shares in the register of members of the Company,

            (ii) deliver to JCE the share certificates issued in the name of JCE for the Subscription Shares issued and allotted to JCE,

            (iii) have satisfied all the conditions listed in Clause 4.1 hereof
                 (unless waived in whole or in part);


            (iv) deliver to JCE a copy of the Memorandum and Articles of
                 Association of the Company, which shall remain the same as that provided by the Company to JCE as at the date of this Agreement.


      (b) JCE shall:

           (i) have satisfied all the conditions listed in Clause 4.2 hereof (unless waived in whole or in part),

           (ii) have commenced to perform its commitments to procure the completion of the Proposed Transactions as consideration for the Subscription Shares.

6.    COMPANY WARRANTIES

6.1 The Company hereby represents and warrants to JCE that each of the Company Warranties (as set out in Schedule 5A) is true, complete and accurate in all material respects as at the date of this Agreement, and that (unless expressly provided to the contrary in the Company Warranties) if there is any interval of time between the execution of this Agreement and Completion, the Company Warranties will continue to be true, complete and accurate in all material respects, subsequent to the date of this Agreement up to and including the time of Completion, as if repeated on each such day with reference to the facts then existing and at the Completion Date, save and except as disclosed in the Disclosure Schedule (Schedule 5B).

6.2 Each of the Company Warranties shall be construed as a separate and independent Company Warranty and, except where expressly provided to the contrary, shall not be limited or restricted by reference to or inference from the terms of any other Company Warranty or any other terms of this Agreement.

6.3 JCE shall not be entitled to make any claim under or in respect of the Company Warranties, or otherwise under this Agreement, to the extent of any matters relating to the Company Warranties which are disclosed in the Disclosure Schedule (Schedule 5B).

7.    INVESTOR WARRANTIES

7.1 JCE hereby represents and warrants to the Company that each of the Investor Warranties (as set out in Schedule 6) is true, complete and accurate in all material respects as at the date of this Agreement, and that (unless expressly provided to the contrary in Investor Warranties) if there is any interval of time between the execution of this Agreement and Completion, Investor Warranties will continue to be true, complete and accurate in all material respects subsequent to the date of this Agreement up to and including the time of Completion, as if repeated on each such day with reference to the facts then existing and at the Completion Date.

7.2 Each of the Investor Warranties shall be construed as a separate and independent Investor Warranty and, except where expressly provided to the contrary, shall not be limited or restricted by reference to or inference from the terms of any other Investor Warranty or any other terms of this Agreement.

8.    NOTICES

8.1 Any notice or other communication given or made under this Agreement shall be in writing.

8.2 Any such notice or other communication shall be addressed as provided in this Clause 8 and, if so addressed, shall be deemed to have been duly given or made as follows:

      (a) if sent by personal delivery, upon delivery at the address of the relevant Party;

      (b) if sent by registered post, five (5) Business Days after the date of posting; and

      (c) if sent by facsimile, upon despatch to the facsimile number of the recipient, with the production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient.

8.3 The relevant address of each Party for the purposes of this Agreement, subject to Clause 8.4, is set out in Schedule 7.

8.4 A Party may notify the other Party to this Agreement of a change in its name, address or facsimile number in accordance with this Clause PROVIDED THAT such notification shall only be effective on:

      (i) if Sub-clause (ii) does not apply, the date specified in the notification as the date on which the change is to take place; or

      (ii) if no date is specified or the date specified is less than seven (7) Business Days after (and excluding) the date on which the notice is given, the date falling seven (7) Business Days after notice of any such change has been given.

9.    CONFIDENTIALITY

9.1 Subject to Clause 9.2, each Party shall treat as strictly confidential all information received or obtained as a result of entering into or performing this Agreement which relates to:

      (i) the provisions of this Agreement;

      (ii) the negotiations relating to this Agreement;

      (iii) the subject matter of this Agreement; and

      (iv) the other Party.

9.2 Each Party may disclose information which would otherwise be confidential if and to the extent:

      (i)   required by the law of any relevant jurisdiction;

      (ii) required by existing contractual obligations and with the prior written consent of the other Party hereto (which consent shall not be unreasonably withheld or delayed);

      (iii) required by any securities exchange or regulatory or governmental body to which such Party or the Company is subject or submits, wherever situated;

      (iv) disclosed to the professional advisers, auditors and bankers of each Party for the purpose of this Agreement;

      (v) a Party is a fund, then (a) to its fund manager and its professional advisers, auditors and bankers, for the purpose of this Agreement, and (b) if it is required for fund and inter-fund reporting (as applicable), for such reporting only;

      (vi) the information has come into the public domain through no fault of that Party; or

      (vii) the other Party has given prior written approval to the disclosure,

      PROVIDED THAT, unless prohibited by any relevant law, governmental or regulatory bodies or any securities exchange, any order or decree, any such information disclosed pursuant to Sub-clause (i) or (iii) above shall be disclosed only after consultation with and notice to the other Party to which the information relates.

10.   COSTS AND EXPENSES

10.1 Each Party to this Agreement shall bear its own legal and professional fees, costs and expenses incurred in relation to the negotiations, preparations, execution and performance of this Agreement, and all other transactions incidental to and/or contemplated by this Agreement that incurred thereby.

10.2 Any duty or tax arising on the issue and allotment of any of the Subscription Shares to JCE shall be borne by each Party respectively.

11.   MISCELLANEOUS

11.1  Surviving Provisions

      Without prejudice to and subject always to Clause 4.4, after Completion, any provision of this Agreement which is capable of being performed after but which has not been performed at or before Completion, including without limitation, Clause 4, Clause 9 and the Company Warranties and

      Investor Warranties in Clauses 6 and 7 shall remain in full force and effect notwithstanding Completion.

11.2  Successors and Assigns

      (i) This Agreement is personal to the Parties hereto and save as expressly provided herein, neither Party may assign, mortgage, charge or sub-license any of its rights herein, or sub-contract or otherwise delegate any of its obligations herein, except with the prior written consent of the other Party hereto.

      (ii) Subject to sub-clause (i) above, this Agreement shall be binding on and inure for the benefit of the successors, permitted assigns and personal representatives (as the case may be) of each of the Parties hereto.

11.3  Cumulative Rights

      Unless otherwise provided in this Agreement, any remedy conferred on either Party hereto for breach of this Agreement shall be in addition and without prejudice to all other rights and remedies available to it.

11.4  Entire Agreement and Variation

      This Agreement shall supersede all and any previous agreements, understandings or arrangements (if any) between the Parties hereto in relation to the subject matter hereof, and all or any such previous agreements, understandings or arrangements (if any) shall cease and determine with effect from the date hereof. This Agreement constitutes the entire agreement between the Parties hereto or any of them in relation to the subject matter hereof (no Party having relied on any representation, warranty or undertaking made by the other Party which is not a term of this Agreement) and no variation to this Agreement shall be effective unless made in writing and signed by each of the Parties hereto.

11.5  Further Assurance

      Each of the Parties hereto undertakes with the other Party that it shall do, or shall procure to be done, all such acts and things, and shall execute, or shall procure to be executed, all such documents, as may be necessary or appropriate to implement the provisions of this Agreement or otherwise to give full legal force and effect thereof. In particular, the Parties agree to cooperate with each other to establish the New JV no later than November 30, 2005.

11.6  Severability

      The Parties hereto intend that the provisions of this Agreement shall be enforced to the maximum extent permissible under the laws applied in each jurisdiction in which enforcement of any provisions of this Agreement is sought. If any particular provision or part of this Agreement shall be held to be invalid or unenforceable, this Agreement shall be deemed to be amended by the deletion of such provision or part held to be invalid or unenforceable or, to the extent permissible by the applicable laws of the relevant jurisdiction in which such enforcement is sought, such provision or part shall be deemed to be varied in such a way as to achieve the purpose closest to the original provision or part, in a manner which is valid and enforceable, provided that for the avoidance of doubt, such amendments shall apply only with respect to the operation of this Agreement in the particular jurisdiction in which the decision as to invalidity or unenforceability is made.

11.7  Non-waiver

      No delay or omission on the part of either Party hereto in exercising any right, power or privilege shall operate to impair such right, power or privilege or be construed as a waiver by such Party of the same, and no single or partial exercise or non-exercise or delay in exercising any right, power or privilege by either Party hereto shall in any circumstances preclude any other or further exercise by such Party of such right, power or privilege, or the exercise of any other right, power or privilege by such Party.

11.8  Counterparts

      This Agreement may be executed in counterparts and by different Parties hereto on separate copies or counterparts, and which taken together shall constitute one and the same agreement. The facsimile transmissions of any executed original document (including without limitation, any page of an original document on which an original signature appears) and/or retransmission of any such facsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of either Party hereto, the other Party hereto shall confirm facsimile transmissions by executing duplicate original documents and delivering the same to the requesting Party.

11.9  Time of the Essence

      Time shall be of the essence in this Agreement and this Clause shall apply to any extension of time in relation to this Agreement as may be agreed from time to time by the Parties hereto.

12.   DISPUTE RESOLUTION

12.1  Resolution by Consultation

      Any dispute, controversy or claim arising out of or relating to this Agreement, or the interpretation, breach, termination or validity hereof, shall be resolved through consultation. Such consultation shall begin immediately after one Party hereto has delivered to the other Party hereto a written request for such consultation. If within thirty (30) days following the date on which such notice is given the dispute cannot be resolved, the dispute shall be submitted to arbitration according to Clause 12.2 below upon the request of either Party with notice to the other.

12.2  Arbitration Venue and Arbitrators

      The arbitration shall be conducted in Shanghai under the auspices of the China International Economic and Trade Arbitration Commission ("CIETAC") in Shanghai according to its then arbitration rules. The arbitration tribunal shall consist of three (3) arbitrators experienced in applicable corporate, commercial and maritime law and matters, among which each Party shall be entitled to appoint one, and the remaining one shall be appointed by the first two arbitrators so selected.

12.3  Effect of Award

      The award of the arbitration tribunal shall be final and binding upon both Parties, and the prevailing party may apply to a court of competent jurisdiction for enforcement of such award.

12.4  Applicable Law

      The arbitrators shall decide any dispute submitted by the Parties to the arbitration strictly in accordance with the substantive law of Singapore and shall not apply any other substantive law.

12.5  Information Disclosure

      Each Party hereto shall co-operate with the other(s) in making full disclosure of and providing complete access to all information and documents requested by the other(s) in connection with such arbitration proceedings, subject only to any confidentiality obligations binding on such Party.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                [Execution Page]

IN WITNESS of which the Parties hereto have executed this Agreement on the date first mentioned above.

Company:


For and on behalf of T2CN Holding Limited


SIGNED by __________________
Name: JUN-TSE TENG
Position: Chief Executive Officer



JCE:



For and on behalf of JC Entertainment Corp.

SIGNED by __________________
Name: IL-SUNG BAIK
Position: Vice President

                                   SCHEDULE 1

                           Particulars of the Company
                        as at the date of this Agreement


1. Name:                      T2CN Holding Limited

2. Date of Incorporation:     May 7, 2004

3. Country of incorporation   British Virgin Islands,
   and status of company:     International Business Company

4. IBC number:                595721

5. Registered office:         The Registered Office of the
                              Company shall be at the offices of S-HR&M
                              Financial Services Limited of Kingston Chambers,
                              P.O. Box 173, Road Town, Tortola, British Virgin
                              Islands or at such other place as the Directors may from time to time decide.

6. Authorised share capital:  US$500,000 comprising of 50,000,000 shares with a par value of US$0.01 each.

7. Issued share:              25,078,535 shares issued

8. Shareholders:              See Schedule 2

9. Directors:                 Bo Feng
                              Ji Wang
                              Jun-Tse Teng
                              Tao Feng

10. Secretary:                Jeff Yu


11. Financial year end:       31st December

Schedule 2 to the Share Subscription Agreement


                                   SCHEDULE 2

                   Details of Shareholding of the Company
                           before and after Completion


               Shareholding of the Company Before Completion

--------------------------------------------------------------------------
 Number of                                                     Respective
   Common                                                      Number of
   Shares                                                      Shares
 Outstanding                Name of Shareholder                  Owned
--------------------------------------------------------------------------
                    Chengwei (China) Investment Company        4,037,500
--------------------------------------------------------------------------
                                  Ji Wang                      2,486,250
--------------------------------------------------------------------------
                                 Yanqing Li                    1,211,250
--------------------------------------------------------------------------
                                 Bin Zheng                      283,333
--------------------------------------------------------------------------
                                 Fei Zhang                      340,000
--------------------------------------------------------------------------
                                Teng Jun-Tse                    141,666
--------------------------------------------------------------------------
                               Bryan M. Dear                    700,002
--------------------------------------------------------------------------
                             Michelle Cote-Dear                 200,000
--------------------------------------------------------------------------
                           Tandoor Holdings Ltd.                200,000
--------------------------------------------------------------------------
                           Jacqueline J. McClure                300,000
--------------------------------------------------------------------------
                               Keith Lim Inc                    100,000
--------------------------------------------------------------------------
                              D. Bruce Horton                   850,000
--------------------------------------------------------------------------
                              T. Robert Horton                  150,000
--------------------------------------------------------------------------
                             Bradley N. Scharfe                 850,000
--------------------------------------------------------------------------
                               Jason Scharfe                     49,999
--------------------------------------------------------------------------
                                Guy Peckham                     500,000
--------------------------------------------------------------------------
                              Beltring Limited                  300,000
--------------------------------------------------------------------------
                     The Calneva Financial Group, Ltd.          100,000
--------------------------------------------------------------------------
                         Hampton Associates Limited             500,000
--------------------------------------------------------------------------
                            Jetco Holdings Ltd.                 300,000
--------------------------------------------------------------------------
                       Newmargin T2CN Investment Ltd.          3,035,715
--------------------------------------------------------------------------
                     Kingland Overseas Development Inc.        5,464,285
--------------------------------------------------------------------------
                               Wally Marcolin                    10,000
--------------------------------------------------------------------------
                               Brad Shackman                     10,000
--------------------------------------------------------------------------
                              Richard Jeffrey                    10,000
--------------------------------------------------------------------------
                        Winton Capital Holdings Ltd.            250,000
--------------------------------------------------------------------------
                              David L. Dreyer                    10,000
--------------------------------------------------------------------------
                             Brendan G. Murray                   10,000
--------------------------------------------------------------------------
                                 Evan S. Ho                      10,000
--------------------------------------------------------------------------
                               Graham Watson                     15,000
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                               Dean Roosdahl                     15,000
--------------------------------------------------------------------------
                               Edward Mitchuk                    1,000
--------------------------------------------------------------------------
                               Rocky J. Paolo                    25,000
--------------------------------------------------------------------------
                               Alexander Wong                    10,000
--------------------------------------------------------------------------
                               Lorinda Hoyem                     10,000
--------------------------------------------------------------------------
                              619476 B.C. Ltd.                   15,000
--------------------------------------------------------------------------
                          Richard Douglas Stewart               100,000
--------------------------------------------------------------------------
                            622416 Alberta Ltd.                  28,000
--------------------------------------------------------------------------
                            George C. Robertson                  65,000
--------------------------------------------------------------------------
                              Robert C. Barton                  100,000
--------------------------------------------------------------------------
                               Steve Thackray                    10,000
--------------------------------------------------------------------------
                            Donald R. MacSorley                  26,667
--------------------------------------------------------------------------
                              James S. Barton                   100,000
--------------------------------------------------------------------------
                      Ronnie Steiner Travel Tours Inc.           10,000
--------------------------------------------------------------------------
                   The MacLachlan Investments Corporation       133,333
--------------------------------------------------------------------------
                               Ron Jones Ltd.                    50,000
--------------------------------------------------------------------------
                            John Michael Keegan                  15,000
--------------------------------------------------------------------------
                             Bruno Benedet Jr.                   40,000
--------------------------------------------------------------------------
                                Daryl Turner                     40,000
--------------------------------------------------------------------------
                             Elliott J. Lipsey                   33,333
--------------------------------------------------------------------------
                              Eric K. Stewart                    6,666
--------------------------------------------------------------------------
                        Verona Capital International             66,667
--------------------------------------------------------------------------
                           Matrix Partners, Inc.                133,333
--------------------------------------------------------------------------
                                Hugh Cooper                      66,667
--------------------------------------------------------------------------
                               Leonard Clough                    28,533
--------------------------------------------------------------------------
                           Kyung W. Lee, Trustee                 20,000
--------------------------------------------------------------------------
                           Eastside Pinnacle, LLC                26,667
--------------------------------------------------------------------------
                              Micheal R. Muzos                   6,000
--------------------------------------------------------------------------
                               Martin S. Rood                    20,000
--------------------------------------------------------------------------
                                 Mon Szeto                       6,000
--------------------------------------------------------------------------
                              Kathleen Wright                    6,667
--------------------------------------------------------------------------
                          Kathleen Wright Roth IRA               6,667
--------------------------------------------------------------------------
                          KC Global Holdings Inc.                53,333
--------------------------------------------------------------------------
                            Robert J. Charleton                  50,000
--------------------------------------------------------------------------
                           Dr. Brandt Miles Inc.                 10,000
--------------------------------------------------------------------------
                          R.J. Labonte & Co. Ltd.                12,000
--------------------------------------------------------------------------
                             United Triump Inc.                  53,334
--------------------------------------------------------------------------
                               Dean Williams                     26,667
--------------------------------------------------------------------------
                               Rick Griffiths                    13,333
--------------------------------------------------------------------------
                              James Paleologos                   80,000
--------------------------------------------------------------------------
               Valeurs Mobilieres Dejardins Inc. In Trust For   200,000
                            Roxy and Bear Investment
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                               Jeffrey Shear                    366,667
--------------------------------------------------------------------------
                               Michael Shear                    166,667
--------------------------------------------------------------------------
                           Shear Holdings Limited               133,334
--------------------------------------------------------------------------
                           Bixbie Financial Corp.               267,000
--------------------------------------------------------------------------
    Total                                                      25,078,535
--------------------------------------------------------------------------

               Shareholding of the Company After Completion

--------------------------------------------------------------------------
 Number of                  Name of Shareholder               Respective
   Common                                                     Number of
   Shares                                                       Shares
 Outstanding                                                     Owned
--------------------------------------------------------------------------
      -                   JC Entertainment Corp.               2,000,000
--------------------------------------------------------------------------
                    Chengwei (China) Investment Company        4,037,500
--------------------------------------------------------------------------
                                  Ji Wang                      2,486,250
--------------------------------------------------------------------------
                                Yanqing Li                     1,211,250
--------------------------------------------------------------------------
                                 Bin Zheng                      283,333
--------------------------------------------------------------------------
                                 Fei Zhang                      340,000
--------------------------------------------------------------------------
                               Teng Jun-Tse                     141,666
--------------------------------------------------------------------------
                               Bryan M. Dear                    700,002
--------------------------------------------------------------------------
                            Michelle Cote-Dear                  200,000
--------------------------------------------------------------------------
                           Tandoor Holdings Ltd.                200,000
--------------------------------------------------------------------------
                           Jacqueline J. McClure                300,000
--------------------------------------------------------------------------
                               Keith Lim Inc                    100,000
--------------------------------------------------------------------------
                              D. Bruce Horton                   850,000
--------------------------------------------------------------------------
                             T. Robert Horton                   150,000
--------------------------------------------------------------------------
                            Bradley N. Scharfe                  850,000
--------------------------------------------------------------------------
                               Jason Scharfe                    49,999
--------------------------------------------------------------------------
                                Guy Peckham                     500,000
--------------------------------------------------------------------------
                             Beltring Limited                   300,000
--------------------------------------------------------------------------
                     The Calneva Financial Group, Ltd.          100,000
--------------------------------------------------------------------------
                        Hampton Associates Limited              500,000
--------------------------------------------------------------------------
                            Jetco Holdings Ltd.                 300,000
--------------------------------------------------------------------------
                      Newmargin T2CN Investment Ltd.           3,035,715
--------------------------------------------------------------------------
                    Kingland Overseas Development Inc.         5,464,285
--------------------------------------------------------------------------
                              Wally Marcolin                    10,000
--------------------------------------------------------------------------
                               Brad Shackman                    10,000
--------------------------------------------------------------------------
                              Richard Jeffrey                   10,000
--------------------------------------------------------------------------
                       Winton Capital Holdings Ltd.             250,000
--------------------------------------------------------------------------
                              David L. Dreyer                   10,000
--------------------------------------------------------------------------
                             Brendan G. Murray                  10,000
--------------------------------------------------------------------------
                                Evan S. Ho                      10,000
--------------------------------------------------------------------------
                               Graham Watson                    15,000
--------------------------------------------------------------------------
                               Dean Roosdahl                    15,000
--------------------------------------------------------------------------
                              Edward Mitchuk                     1,000
--------------------------------------------------------------------------
                              Rocky J. Paolo                    25,000
--------------------------------------------------------------------------
                              Alexander Wong                    10,000
--------------------------------------------------------------------------
                               Lorinda Hoyem                    10,000
--------------------------------------------------------------------------
                             619476 B.C. Ltd.                   15,000
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                          Richard Douglas Stewart               100,000
--------------------------------------------------------------------------
                            622416 Alberta Ltd.                 28,000
--------------------------------------------------------------------------
                            George C. Robertson                 65,000
--------------------------------------------------------------------------
                             Robert C. Barton                   100,000
--------------------------------------------------------------------------
                              Steve Thackray                    10,000
--------------------------------------------------------------------------
                            Donald R. MacSorley                 26,667
--------------------------------------------------------------------------
                              James S. Barton                   100,000
--------------------------------------------------------------------------
                     Ronnie Steiner Travel Tours Inc.           10,000
--------------------------------------------------------------------------
                  The MacLachlan Investments Corporation        133,333
--------------------------------------------------------------------------
                              Ron Jones Ltd.                    50,000
--------------------------------------------------------------------------
                            John Michael Keegan                 15,000
--------------------------------------------------------------------------
                             Bruno Benedet Jr.                  40,000
--------------------------------------------------------------------------
                               Daryl Turner                     40,000
--------------------------------------------------------------------------
                             Elliott J. Lipsey                  33,333
--------------------------------------------------------------------------
                              Eric K. Stewart                    6,666
--------------------------------------------------------------------------
                       Verona Capital International             66,667
--------------------------------------------------------------------------
                           Matrix Partners, Inc.                133,333
--------------------------------------------------------------------------
                                Hugh Cooper                     66,667
--------------------------------------------------------------------------
                              Leonard Clough                    28,533
--------------------------------------------------------------------------
                           Kyung W. Lee, Trustee                20,000
--------------------------------------------------------------------------
                          Eastside Pinnacle, LLC                26,667
--------------------------------------------------------------------------
                             Micheal R. Muzos                    6,000
--------------------------------------------------------------------------
                              Martin S. Rood                    20,000
--------------------------------------------------------------------------
                                 Mon Szeto                       6,000
--------------------------------------------------------------------------
                              Kathleen Wright                    6,667
--------------------------------------------------------------------------
                         Kathleen Wright Roth IRA                6,667
--------------------------------------------------------------------------
                          KC Global Holdings Inc.               53,333
--------------------------------------------------------------------------
                            Robert J. Charleton                 50,000
--------------------------------------------------------------------------
                           Dr. Brandt Miles Inc.                10,000
--------------------------------------------------------------------------
                          R.J. Labonte & Co. Ltd.               12,000
--------------------------------------------------------------------------
                            United Triump Inc.                  53,334
--------------------------------------------------------------------------
                               Dean Williams                    26,667
--------------------------------------------------------------------------
                              Rick Griffiths                    13,333
--------------------------------------------------------------------------
                             James Paleologos                   80,000
--------------------------------------------------------------------------
              Valeurs Mobilieres Dejardins Inc. In Trust For    200,000
                            Roxy and Bear Investment
--------------------------------------------------------------------------
                               Jeffrey Shear                    366,667
--------------------------------------------------------------------------
                               Michael Shear                    166,667
--------------------------------------------------------------------------
                          Shear Holdings Limited                133,334
--------------------------------------------------------------------------
                          Bixbie Financial Corp.                267,000
--------------------------------------------------------------------------

  Sub-Total                                                   27,078,535
--------------------------------------------------------------------------
                                                              Respective
 Number of                                                    Number of
  Warrants                                                      Common
 Outstanding           Name of Holder of the Warrant            Shares
                                                              Convertible
--------------------------------------------------------------------------
                          JC Entertainment Corp.               3,000,000
  Sub-Total                                                    3,000,000
---------------------------------------------------------------------------

                                   SCHEDULE 3


                      EXCLUSIVE SOFTWARE LICENSE AGREEMENT

THIS EXCLUSIVE SOFTWARE LICENSE AGREEMENT (the "Agreement") is entered into as of August 4, 2005 (the "Effective Date") by SHANGHAI T2 ENTERTAINMENT CO., LTD., a limited liability company organized under the laws of the People's Republic of China ("T2 Entertainment") and JC ENTERTAINMENT CORPORATION, a corporation organized under the laws of the Republic of Korea ("JCE").

JCE and T2 Entertainment shall be referred to individually as a "Party" and collectively as the "Parties".

                                    RECITALS

WHEREAS, T2 Entertainment desires the exclusive right in the Territory (as defined below) during the Term (as defined below) (a) to market, promote, display, use, distribute, publish and sell the Localized Game, "Free Style" (as defined below) and (b) to provide certain T2 Service (as defined below) to Subscribers (as defined below).

WHEREAS, JCE desires to grant the abovementioned exclusive rights to T2 Entertainment.

THEREFORE, in consideration of the premises, agreements, covenants, representations and warranties contained herein, and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, T2 Entertainment and JCE hereby agree as follows:


1.  CERTAIN DEFINITIONS.

For the purposes of this Agreement, the following terms shall have the following meanings:

      1.1 "Billing Database" shall mean a database containing billing information of each Subscriber to the Localized Game under this Agreement.

      1.2 "Billing Server" shall mean a computer server to capture and store billing information in a Billing Database for the operation of the Localized Game under this Agreement.

      1.3 "Clearances" shall mean all necessary clearances, licenses, approvals, permissions and consents from third parties in respect of the distribution included as part of the Localized Game or which are otherwise required to enable JCE to perform its obligations under this Agreement and grant the rights granted to the T2 Entertainment in this Agreement including, without limitation, clearing all music synchronization and music performance rights, rights for all musical, literary or dramatic works, mechanical transfer and all performances.

      1.4 "Client Software" shall mean the software component of the Game and/or the Localized Game (as the case may be) sold, provided and/or distributed to Subscribers and, thereafter, loaded into such Subscribers' personal computers.

      1.5 "Closed Beta Test" shall mean game tests conducted internally by T2 or externally with a limited number of users, in either case with restricted access and user registration, for the purpose of identifying and fixing bugs and/or stabilizing the game system in the Territory. Closed Beta Test shall commence no later than the date of September 30, 2005 or any other date mutually agreed upon by the Parties .

      1.6 "Closed Beta Version" shall mean a version of the Game in which (a) the localization and translation are substantially complete; (b) the functionality and performance is complete (i.e., the coding of all functions and features (including, without limitation, all artwork, graphics, animation, images, photographs, video and other audio-visual material, sound, music and text and all essential and non-essential data and device files) is completed and material programming errors or "bugs" have been eliminated; (c) such version operates hardware having the specifications specified by JCE from time to time and required for the full use of the Game; and (d) such version is ready to be launched for Closed Beta Test.

      1.7 "Commercial Launch Date" shall mean the date on which the Localized Game is launched commercially by T2 Entertainment to the public. Without limiting the foregoing and for the avoidance of doubt, Commercial Launch Date shall not be the date that Localized Game is introduced to the press, it shall be the initial date of T2 Service after the Open Beta Version is launched to and tested by the public. Commercial Launch Date shall be no later than the date of November 30, 2005 or any other date mutually agreed upon by the Parties.

      1.8 "Commission For Payment Execution" shall mean all and any payments offered by T2 Entertainment to the distributors who run the sales market.

      1.9 "Confidential Information" shall mean knowledge from, material, data, systems and other information concerning the operation, business, financial affairs, products, customers and Intellectual Property Rights or other aspects of the other Party that either Party may, during the performance of its services under this Agreement, have access to and acquire and that may not be accessible or known to the general public solely for the purpose of this Agreement.

      1.10 "day" or "days" shall mean calendar day or days unless otherwise specified in this Agreement.

      1.11 "Dollars", "Cents" and the sign "$" each shall mean the lawful money of the United States.

      1.12 "Free Promotional Items" shall mean any and all pre-paid cards, CDs, peripheral commodities and any other free items that T2 Entertainment distributes to promote the Localized Game.

      1.13 "Game" shall mean any and all versions of the Internet game known as "Free Style," which can be played by a Subscriber with other Subscribers by installing the Client Software onto such Subscriber's computer and then accessing the Server Software via the Internet. Without limiting the foregoing and for the avoidance of doubt, this Agreement shall also apply to the Upgrade Versions (defined below) of the Game that will be developed and/or released after the date of this Agreement, but shall not apply to any Sequels of the Game.

      1.14 "Gross Revenues" shall mean all revenues, less the Commission For Payment Execution, actually received by T2 Entertainment arising from or relating to the marketing, promotion, use, distribution, publishing or sales of the Localized Game by T2 Entertainment, including, without limitation, revenues relating to the: licensing of the Client Software; sale of pre-paid cards, sale of CDs containing the Client Software; sale of subscriptions; marketing or promotion of the Localized Game; and/or the provision of services in connection with the Localized Game.

      1.15 "Intellectual Property Rights" shall mean, on a worldwide basis, whether known as of the date of this Agreement or hereafter known, and whether tangible or intangible, (a) any and all rights associated with works of authorship including, without limitation, copyrights, moral rights and mask-works, (b) any and all rights associated with trademarks, service marks, trade names and similar rights, (c) any and all trade secret rights, (d) any and all patents, designs, algorithms and other industrial property rights, (e) any and all other intellectual and industrial property rights of every kind and nature and however designated, whether arising by operation of law, contract, license or otherwise, (f) any and all registrations, applications, renewals, extensions, continuations, divisions or reissues thereof now or hereafter existing, made, or in force (including any rights in any of the foregoing), and
(g) any and all causes of action arising from or related to any of the foregoing.

      1.16 "Laws" shall mean any and all applicable laws, rules, regulations, ordinances, voluntary industry standards, association laws, codes or other obligations pertaining to any of either Party's activities in connection with this Agreement, including but not limited to, those applicable to the Localized Game and trade registration requirements, advertising approval requirements, trademark protection and clearance requirements, or technical or sourcing specifications pertaining to any aspect of Localized Game.

      1.17 "Localized Game" shall mean a "fully-localized" version of the Game, the language of which shall have been translated from Korean to Mandarin Chinese (using simplified characters).

      1.18 "Minimum Guarantee" shall mean the performance guarantee provided by T2 Entertainment to JCE, that is, the Royalties paid to JCE by T2 Entertainment hereunder shall be in the amount of no less than Two Million Dollars ($2,000,000) during the first fifteen (15) months from the Commercial Launch Date.

      1.19 "New JV" shall have the meaning in Section 11.3 hereof.

      1.20 "Open Beta Test" shall mean game tests conducted externally with users on a generally accessible basis, for the purpose of identifying and fixing bugs and/or stabilizing the game system in the Territory.

      1.21 "Open Beta Version" shall mean a version of the Localized Game in which (a) the localization and translation are complete; (b) the functionality and performance is complete (i.e., the coding of all functions and features (including, without limitation, all artwork, graphics, animation, images, photographs, video and other audio-visual material, sound, music and text and all essential and non-essential data and device files) and material programming errors or "bugs" have been eliminated; (c) such version operates hardware having the specifications specified by JCE from time to time and required for the full use of the Localized Game; and (d) such version is ready to be launched for Open Beta Test. The Open Beta Version shall be launched no later than the date of October 15, 2005 or any other date mutually agreed upon by the Parties.

      1.22 "Promotional Materials" shall mean any and all marketing, advertising and/or other promotional materials relating to the Localized Game.

      1.23 "Royalties" shall have the meaning in Section 6.1 hereof; and "Royalty" shall be interpreted accordingly.

      1.24 "Royalty Tax" shall mean the withholding tax, including any and all income and business taxes, and any other taxes applicable to payment of the Royalty to JCE for which T2 Entertainment has a withholding obligation under relevant PRC tax laws and regulations.

      1.25 "Sequels" shall mean any game (including but not limited to "Free Style II" or "Free Style III"), which will be developed and/or released after the date of this Agreement, and the content therein is substantially different from the Game.

      1.26 "Server Software" shall mean the system software and proprietary database (including the content and records located in such database) components of the Game and/or Localized Game (as the case may be) located on servers connected to the Internet.

      1.27 "Subscribers" shall mean the end users of the Game who initiate their use thereof within the Territory from T2 Entertainment, and "Subscriber" shall be interpreted accordingly.

      1.28 "Subsequent Agreements" shall have the meaning set forth in Section
11.3 hereof.

      1.29 "Territory" shall mean the geographical territory of the People's Republic of China ("PRC"), excluding the Hong Kong Special Administrative Region, the Macao Special Administrative Region, and Taiwan.

      1.30 "T2 Service" shall mean the server administration and management for the Localized Game, technical support assistance to Subscribers and billing for the subscription provided by T2 Entertainment.

      1.31 "Upgraded Version" shall mean a new version of the Localized Game that contains patches, upgrades, enhancements and/or new functionality not contained in the prior version of the Localized Game. For the avoidance of doubt, Upgraded Version does not include any Sequels of the Game.

2.  TERM.

      2.1 Term. The term of this Agreement shall commence as of the Effective Date and shall continue through and until the date that is two (2) years after the Commercial Launch Date, unless terminated earlier in accordance with Section 11 hereof (the "Termination").

      2.2 Renewal. Both Parties agree to engage in a series of discussions and negotiations for renewal of the Agreement at least three (3) months before the expiry of the Term. In consideration of Subscribers' interest in the Territory, if both Parties are unable to sign the renewal contract before or on the expiry date of the Term, this Agreement will continue to be effective and binding for an additional 30-day period after expiry of the Term. Notwithstanding the foregoing, should JCE offer to any third party other than T2 Entertainment in the Territory a license to the Localized Game for use in the Territory during the 30 days immediately following the expiration of this Agreement T2 Entertainment shall have a right of first refusal to obtain an exclusive license to the Localized Game for use in the Territory pursuant to terms and conditions identical to those offered by JCE to such third party in the Territory. If T2 Entertainment fails to indicate in writing that it has elected to exercise such right of first refusal within fifteen (15) days of receiving notice from JCE of any such offer to any third party in the Territory during such one (1) month period, T2 Entertainment shall be deemed to have declined to exercise such right of first refusal. This right of first refusal shall not apply to any offers to New JV or any affiliated company of JCE to license the Localized Game for use in the Territory after the Term.


3.  GRANT OF RIGHTS.

      3.1 Grant. In accordance with and subject to the terms and conditions of this Agreement, JCE hereby grants to T2 Entertainment, and T2 Entertainment hereby accepts and agrees to exercise the exclusive, non-sub-licensable, non-transferable right and license to manufacture, market, promote, use, distribute, publish and sell the Localized Game to Subscribers in the Territory during the Term. T2 Entertainment agrees that it will not distribute or sell the Localized Game to any party or under circumstances where T2 Entertainment knows that such activity ultimately will result in the use of the Localized Game outside of the Territory.

      3.2 No Third Party Rights. Except as otherwise expressly set forth in this Agreement, T2 Entertainment shall directly exercise the rights and licenses granted to it hereunder and shall not allow or permit any third party to exercise such rights on T2 Entertainment's behalf without JCE's prior written approval. With respect to any third party that is approved by JCE to exercise any such rights on behalf of T2 Entertainment, T2 Entertainment shall be liable for any and all acts or omissions of any such third party arising out of or relating to this Agreement. Notwithstanding the foregoing provision, any outsourcing by T2 Entertainment of certain minor parts of T2 Service to any third party for the purpose of marketing, promotion, distribution, publishment and sale of the Localized Game shall not be deemed as any violation of this
Section 3.2.

      3.3 No Right to Reproduce, Modify or Reverse Engineer. T2 Entertainment agrees that it shall not, and shall not permit or assist any other party to copy, modify or adapt all or any part of the Localized Game, except as may be expressly and clearly permitted by this Agreement or by JCE's written approval. T2 Entertainment agrees that it shall not, and shall not permit or assist any other party to disassemble, decompile, reverse assemble, reverse engineer or otherwise attempt to recreate the source code or extract any trade secrets from the Localized Game without JCE's prior written approval.

      3.4 License Rights Only. This Agreement only grants to T2 Entertainment a license to transfer units of the Localized Game to Subscribers and does not transfer any interest in, right or title of the Localized Game to T2 Entertainment. Notwithstanding any "purchase" or "sale" or similar language contained herein, T2 Entertainment acknowledges that the Localized Game is licensed as indicated in this Section.

      3.5 Use of Trademark and Characters. For the purposes of service, use, promotion, distribution and marketing of the Localized Game under this Agreement, JCE hereby grants to T2 Entertainment an exclusive right to use in the Territory the name, title and characters of the Localized Game and the Promotion Materials in all versions as devised by JCE.

      3.6 Derivative Merchandise. JCE hereby grants to T2 Entertainment as Master Licensor, and T2 Entertainment hereby accepts and agrees to exercise the exclusive right and license to manufacture, market, promote, use, distribute, publish and sell various types of products which are based upon and derived from the Localized Game to consumers in the Territory during the Term. Both Parties agree that details of such exclusive right and license with respect to Derivative Merchandise shall be stipulated in a separate agreement to be entered into by both Parties.

      3.7 PPL Rights. JCE agrees that T2 Entertainment may make announcements and commercials in the Localized Game in the manner, time, frequency and duration as JCE may agree in advance in writing. The content of each such commercial and announcement must not be defamatory, libelous, slanderous or obscene, must not contain any material which violates or infringes any Intellectual Property Rights of any person or entity and must not be inconsistent with the general character or quality of the Localized Game.

      3.8 Reserved Rights. Any and all rights not specifically and expressly granted by JCE to T2 Entertainment are hereby reserved by JCE.

4.  Delivery of Game.

      4.1 JCE shall deliver the Localized Game to T2 Entertainment as set forth in this Agreement. For the purpose of Closed Beta Test, JCE shall make such delivery within fourteen (14) days as of the Effective Date. The Localized Game will be delivered in CD-ROM form, by FTP, or by such other electronic means as JCE and T2 Entertainment may agree from time to time.

      4.2 T2 Entertainment shall, within seven (7) days following its receipt of the Localized Game, send JCE a written notice indicating, and serving as proof of its receipt of such items.

      4.3 If available and determined by T2 Entertainment and JCE to be suitable for use in the Territory, JCE shall deliver Upgraded Versions to T2 Entertainment. The upgrades and enhancements contained in each Upgraded Version shall be consistent with the product plans of JCE and shall be developed in consultation with T2 Entertainment, provided that: (a) JCE shall make all final decisions on the upgrades and enhancements that are included in each Upgraded Version along with the production thereof, giving due consideration to T2 Entertainment's suggestions; and (b) T2 Entertainment shall be responsible for translating the language contained in the Upgraded Version into Mandarin Chinese (using simplified characters).

5. MARKETING EFFORTS.

5.1. Marketing Commitment. T2 Entertainment shall use its best efforts to advertise, market and distribute the Localized Game throughout the Territory and, in doing so, shall ensure that its marketing, promotion and advertising activities (collectively "Marketing Activities") are in accordance with high quality and good taste and will be comparable to the high quality Marketing Activities in the Territory for competitive products. T2 Entertainment agrees to spend One Million Dollars ($1,000,000) on Marketing Activities during the one
(1) full year period following and commencing on the Effective Date. In case this Agreement is terminated prior to the end of the Term according to Section
11.3 of this Agreement and such One Million Dollars have not been fully spent by the time of termination, disposal of the remainder shall be subject to the Subsequent Agreements as described in Section 11.3.

5.2. Game Materials and Promotional Materials. Prior to using any Game Materials or Promotional Materials, T2 Entertainment shall submit such Game Materials or Promotional Materials to JCE for mutual checking and reference. However, any and all Game Materials and Promotional Materials that JCE provides to T2 Entertainment shall be deemed as having been already approved by JCE unless T2 Entertainment has been otherwise notified by JCE prior to JCE's provision of such materials. In addition to the foregoing, JCE shall make available to T2 Entertainment the game texts, artworks, technical manual and other information of the current available version of the Game as Promotional Materials to help achieve wide distribution of the Localized Game in the Territory upon execution of the Agreement.

5.3. Free Promotional Items. Without limiting any provisions of Section 5, T2 Entertainment shall not distribute any particular Free Promotional Item unless and until it obtains JCE's prior written approval.

6. COMPENSATION AND PAYMENTS.

      6.1 Running Royalties. As payment for the rights granted by JCE hereunder, T2 Entertainment shall pay JCE a royalty (the "Royalties", Royalty Tax included) in the amount equal to 15% of the amount of Gross Revenues received by T2 Entertainment, provided that T2 Entertainment is operating the Localized Games. The calculation of Royalties shall commence on Commercial Launch Date.

      6.2 Royalty Payment. T2 Entertainment shall provide JCE a report of monthly Gross Revenue within seven (7) days after the end of each month. If JCE has no express objection to the report, JCE shall send an invoice of the Royalties for the given month within two (2) weeks after receiving the report from T2 Entertainment. All payments of Royalties shall be paid within seven (7) days after receiving the invoice from JCE.

      6.3 Payment of Minimum Guarantee. The disbursement of the Minimum Guarantee shall be divided into two payments. The due dates for the payment of the Minimum Guarantee are shown below:

-------------------------------------------------------------------------------
          Due Date of Payment                     Amount of Payment
-------------------------------------------------------------------------------

 Three (3) months after the Commercial     One Million Dollars ($1,000,000)
              Date Launch
-------------------------------------------------------------------------------
     Fifteen (15) months after the         One Million Dollars ($1,000,000)
        Commercial Date Launch
-------------------------------------------------------------------------------

      6.4 Late Payment. If any payment due hereunder is not received by JCE by its respective due date, T2 Entertainment agrees to pay a late charge equal to the interest on the amount of the late payment. Such interest shall be tolled from when the payment is due to the date of actual payment. The interest rate for a late payment shall be the LIBOR on the date when payment falls due plus twenty (20) basic points.

      6.5 Payment Forms. All payments due to JCE hereunder shall be made by wire transfer only. All payments shall be made in U.S. Dollars with the appropriate deduction of Royalty Taxes on the Royalties, and such taxes shall paid by T2 Entertainment on JCE's behalf. Additionally, T2 Entertainment shall immediately furnish JCE with the official receipt of all Royalty Tax payments provided by the appropriate tax authority after receiving such receipt.

      6.6 Taxes under PRC Laws. T2 Entertainment shall be responsible for the payment of any and all other taxes arising out of or related to the transactions contemplated by this Agreement except for the Royalty Tax and other withholding taxes that shall be borne by JCE according to PRC laws and that shall be paid by T2 Entertainment on JCE's behalf. T2 Entertainment shall timely pay the Royalty Taxes on behalf of JCE and endeavor to select the appropriate tax category with the lowest tax rate. Additionally, T2 Entertainment shall immediately furnish JCE with the official receipt of any such payment provided by the appropriate tax authority after receiving such receipt.

      6.7 Commission For Payment Execution. T2 Entertainment shall notify JCE of commercial arrangements with respect to distribution of the Localized Game, including but not limited to the distribution margin (which shall not be higher than thirty percent), before executing any definitive contracts with any other distributors of the Localized Game. T2 Entertainment may proceed with the aforesaid contract execution if there is no express objection in writing from JCE within three (3) working days after T2 Entertainment notifies JCE of the foregoing. All the documents related to such distributors shall be sent to JCE within a reasonable time period upon JCE's written request.

      6.8 Periodic Information Delivery. In order to substantiate any Royalty payment due to JCE, T2 Entertainment shall provide JCE with the appropriate details and enough information about the following: for a given payment period for the Localized Game (a) the amount of Royalties payable to JCE for the payment period for the Localized Game; (b) the peak concurrent users, the number of new Subscribers, and the total number of Subscribers of the Localized Game;
(c) the amount of Gross Revenues for the Localized Game; (d) the amount of Commission For Payment Execution, and (e) any other items that T2 Entertainment and JCE may mutually agree upon.

      6.9 Audits. T2 Entertainment shall maintain complete and accurate books and records related to Gross Revenues in sufficient detail to reflect its operations under this Agreement.

            6.9.1 T2 Entertainment shall keep all of its detailed record, contractual and accounting documents and company documents in relation to its business and activities under this Agreement at its principal office for one (1) year after the end of the Term.

            6.9.2 Subject to the provision of at least ten (10) days written notice and, not more frequently than twice in any consecutive twelve (12) month period, JCE is entitled to inspect the books and records of T2 Entertainment for the purpose of verifying the Royalty payments under the Agreement from the Commercial Launch Date until the date of auditing. The auditing shall be held during T2 Entertainment's working hours, and shall not disturb or annoy T2 Entertainment's operation in any way. T2 Entertainment shall provide assistance and cooperation reasonably required by JCE for such auditing. All expenses arising from such auditing shall be borne by JCE.

7.  SERVICES.

      7.1 Closed Beta Version. JCE shall provide T2 Entertainment with all necessary technical assistance, and shall assist T2 Entertainment in the improvement and perfection of translating from Korean to Mandarin Chinese (using simplified characters), which is necessary for T2 Entertainment to launch its Closed Beta Version of the Game in the Territory before the initial date of Closed Beta Test.

      7.2 Open Beta Version. JCE shall continue after the launching of the Closed Beta Version in the Territory to provide T2 Entertainment with the technical assistance necessary for T2 Entertainment to launch its Open Beta Test of the Localized Game in the Territory before the initial date of the Open Beta Test.

      7.3 T2 Service. JCE shall, after the Open Beta Test in the Territory, continue to provide T2 Entertainment with the technical assistance necessary for T2 Entertainment to provide and maintain the T2 Service in the Territory, during the Term of this Agreement.

      7.4 Technical Support. JCE shall provide T2 Entertainment with sufficient technical support via telephone and email during JCE's normal business hours (Seoul local time) in connection with the installation, maintenance, testing, upgrading and operation of the Localized Game and the servers on which it is set up. JCE shall send its certified engineers to the site designated by T2 Entertainment for the foregoing technical support in the Territory upon the T2 Entertainment's request during the Term. In case of emergency, JCE shall provide T2 Entertainment with seven (7) days a week, twenty-four (24) hours a day technical support via the telephone and email.

      7.5  Other Support.

       7.5.1 Local Support. After signing the Agreement, JCE shall dispatch the local support team to the site designated by T2 Entertainment. The local support team of JCE shall (a) arrange the schedule for the localization of the Game; (b) design the consulting service to the service team of T2 Entertainment, which is the technical supporting service that enables T2 Entertainment to provide the Subscribers with the T2 Service; (c) prepare training documents related to the localization of the Game in the Territory; (d) be responsible for the other processes including, but not limited to, the establishment of the communication processes and the contact points; and (e) provide other local support as reasonably requested by T2 Entertainment from time to time for the purpose of performing this Agreement.

            7.5.2 On-site Service. Before launching the Closed Beta Test, Open Beta Test, and the commencement of T2 Service, JCE shall dispatch its certified engineers, and marketing team to the Territory. The JCE certified engineers shall install the Localized Game, and train the engineers of T2 Entertainment. The JCE marketing team shall have the meetings with the marketing team of T2 Entertainment, and support T2 Entertainment to conduct high quality marketing activities in the Territory. JCE shall provide the service team of JCE which supports the service team of T2 Entertainment with on-line support.

            7.5.3 Expenses. All the cost and expenses in relation to Section 7.5.1, and Section 7.5.2 shall be borne respectively by JCE and T2 Entertainment based on each Party's workload.

            7.5.4 Additional Support. After the initial on-site services, JCE shall provide T2 Entertainment with additional reasonable support via telephone and email during the JCE's normal business hours (Seoul local time) in connection with the installation, maintenance, testing, upgrading and operation of the Localized Game and the servers on which it is sets up. JCE shall appoint its certified engineers to the Territory during the Term. In emergency cases, JCE shall provide T2 Entertainment with seven (7) days a week, twenty four (24) hours technical support via the telephone and email. The expenses and costs related to cases of emergency shall be discussed by project executives of both Parties after the on-site Service. All further support shall be discussed by both Parties.

            7.5.5 Response Time. JCE shall timely respond to each request made by T2 Entertainment for assistance, and shall resolve highlighted problems subject to the timeframe agreed by the Parties. If JCE fails to meet the above requirements, T2 Entertainment shall have the right to deduct or offset the amount of losses or expenses so incurred by T2 Entertainment from the payment of Royalty payable to JCE.

            7.5.6 Hacking. JCE and T2 Entertainment shall use their best efforts to protect the servers of the Localized Game from hacking. In the event T2 Entertainment discovers any hacking activities, T2 Entertainment shall submit to JCE a written report, via e-mail or by facsimile, describing the nature of such activities in sufficient detail to permit JCE to provide preventive measures. Upon receipt of any such written report, JCE agrees to use its best efforts to respond to the reported hacking activities on an urgent basis and to solve the hacking problems.

    7.6 Billing Server and Gaming Server System.

            7.6.1 Billing Server. T2 Entertainment shall be responsible for authenticating and billing the Subscribers. In connection with such responsibilities, T2 Entertainment shall set up and maintain the Billing Server to capture and store billing information in the Billing Database and to bill each Subscriber for all charges arising from such Subscriber's use of the Localized Game. T2 Entertainment will provide JCE with a remote access tool that enables JCE to access to the Billing Server at any time as desired by JCE. JCE agrees that it shall not modify or duplicate any of the billing information in the Billing Database in any way.

            7.6.2 Gaming Server. T2 Entertainment will provide JCE with a remote access tool that enables JCE to access the Gaming Server at any time as desired by JCE. JCE agrees that it shall not modify or duplicate any of the information in the database of Gaming Server in any way.

            7.6.3 Permits and Certificates. During T2 Entertainment's application for any and all permits and certificates from the applicable authorities of the People's Republic of China that are necessary to exercise the rights and licenses granted to T2 Entertainment under this Agreement, both Parties agree to utilize their accessible resources and explore further cooperation

      7.7 Notification of Claimed or Suspected Defects. T2 Entertainment shall promptly notify JCE in writing of any claimed or suspected defect in the Localized Game no later than ten (10) days after T2 Entertainment becomes aware of the same.

      7.8 Compliance with Law. T2 Entertainment shall comply with all Laws that are necessary to exercise the rights and licenses granted to T2 Entertainment under this Agreement, including, but not limited to, all applicable labor laws and regulations and all applicable governmental and industry codes of conduct and social accountability.

      7.9 Clearances. JCE shall be responsible for the clearance of material contained in the Localized Game and Promotional Materials for the purpose of distribution of the Localized Game in the Territory.

8. OWNERSHIP AND PROTECTION OF PROPRIETARY RIGHTS.

      8.1 JCE retains all Intellectual Property Rights in and to the Game, the Localized Game (including, without limitation, the Closed Beta Version and the Open Beta Version), all Promotional Materials, and all Game Materials. JCE, and its permitted successor and assignee, shall exclusively own all Intellectual Property Rights, in perpetuity and in all languages, embodied in or pertaining to the Localized Game (including, without limitation, the Closed Beta Version and the Open Beta Version) and any and all Promotional Materials and Game Materials created by JCE, and T2 Entertainment hereby makes a full, irrevocable assignment, in perpetuity, to JCE of all such Intellectual Property Rights.

      8.2 JCE shall provide T2 Entertainment with appropriate copyright and trademark notices in JCE's names, and T2 Entertainment shall place, in such manner and form as JCE may instruct in writing in advance, such copyright and trademark notices on all Promotional Materials and Game Materials. In no event shall T2 Entertainment alter, remove, obscure, erase or deface or otherwise hide from view, any such notices or any other copyright, trademark or other proprietary rights notice of JCE contained or incorporated in any Promotional Material and any Game Material.

      8.3 T2 Entertainment shall own Intellectual Property Rights in and to the Subscribers' database in the Territory as of the Commercial Launch Date. Upon expiration or early termination of this Agreement, T2 Entertainment shall transfer the Subscribers' database and all Intellectual Property Rights therein to JEC, to the extent as permitted by PRC laws and prior agreements between the Subscribers and T2 Entertainment.

9.  CONFIDENTIAL INFORMATION.

      9.1 Non-Disclosure. Any Confidential Information acquired by the receiving party shall not be used, published or divulged by the receiving party to any other person or entity in any manner whatsoever without the prior express written approval of the disclosing party, which approval the disclosing party may withhold at its sole discretion. The receiving party shall, and shall cause its employees, agents and every other person and entity it employs in connection with its services under this Agreement to, protect and safeguard the Confidential Information by using the same degree of care, but no less than a reasonable degree of care, to prevent the unauthorized use or disclosure of the Confidential Information as the receiving party uses to protect its own confidential or proprietary information of a like nature.

      9.2 Publicity. Each party agrees that the execution of this Agreement shall be released to the public by means of press conference on a date to be mutually agreed upon by both Parties.


10. REPRESENTATIONS, WARRANTIES, LIMITATIONS AND INDEMNIFICATION.

      10.1 Representations and Warranties of T2 Entertainment. T2 Entertainment represents and warrants that (a) it has the right, power and authority to enter into this Agreement and to fully perform its obligations under this Agreement;
(b) the execution of this Agreement by it does not violate any agreement existing between it and any other person or entity, and throughout the Term it shall not make any agreement with any person or entity that is inconsistent with any of the provisions of this Agreement; and (c) it is, and at all times during the Term shall be, the holder of all consents necessary for it to perform its obligations hereunder.

      10.2 Representations and Warranties of JCE. JCE represents and warrants that: (a) it has the right, power and authority to enter into this Agreement;
(b) the execution of this Agreement by it does not violate any agreement existing between it and any other person or entity; (c) it shall be responsible during the Term for obtaining and maintaining at its cost all necessary Clearances; (d) the Localized Game and Promotional Materials and any materials related to the Game provided to T2 Entertainment under this Agreement will not infringe Intellectual Property Rights, copyright, trade marks, moral rights, performing rights, right of privacy or any other proprietary right or interest of any third party and will not be defamatory or constitute contempt of court or constitute a misuse of confidential information, and (e) it has and will maintain sufficient personnel, equipment and technology to perform its obligations under this Agreement.

      10.3 Indemnification. Either Party shall, at its sole expense, indemnify, defend and hold harmless the other Party and its directors, officers, employees, agents, successors and assigns, from and against any and all claims, demands, suits, actions, proceedings, judgments, damages, costs, losses, expenses

(including attorneys' fees and expenses) and other liabilities (including settlements) arising from, in connection with or related in any way to, directly or indirectly, (a) any breach or alleged breach of any of the representations or warranties made by the breaching party under this Agreement; or (b) the gross negligence and/or willful misconduct of the breaching party.

       10.4 Limitation of Liability. In no event shall JCE be liable under or in connection with this Agreement for any loss or profit or any other commercial damage, including without limitation incidental, consequential, special, exemplary, punitive or other direct or indirect damages of any nature, for any reason, including without limitation the breach of this Agreement, any expiration or termination of this Agreement, claims alleging that the Game or any part or aspect thereof infringes upon or violates any Intellectual Property Right of any party or claims arising from the malfunction of or defects in the game, whether such liability is asserted on the basis of contract, tort or otherwise.

11. TERMINATION.

       11.1JCE may, without prejudice to any other rights or remedies available to JCE, have the right, in its sole discretion, to immediately terminate this Agreement upon written notice to T2 Entertainment in the event of the occurrence of any of the following events: (a)T2 Entertainment discontinues its internet game marketing and service business; or (b) T2 Entertainment breaches any of its material obligations under this Agreement and fails to cure such material breach within sixty (60) days of receipt of written notice from JCE specifying the nature of such material breach.

       11.2T2 Entertainment may, without prejudice to any other rights or remedies available to T2 Entertainment, have the right, in its sole discretion, to immediately terminate this Agreement upon written notice to JCE in the event of the occurrence of any of the following events: (a) JCE ceases to provide technical support required for distribution of the Localized Game in the Territory; (b) JCE fails to deliver the Localized Game according to the timeframe agreed by the Parties; or (c) JCE breaches any of its other material obligations under this Agreement and fails to cure such material breach within sixty (60) days of receipt of written notice from T2 Entertainment specifying the nature of such material breach.

       11.3 This Agreement automatically terminates once all of the following conditions have been fulfilled: (a) JCE and T2CN HOLDING LIMITED (a corporation organized under the laws of the British Virgin Islands, "T2CN Holding") have jointly established a wholly foreign owned enterprise in PRC ("NEW JV"), in which JCE holds a 35% equity interest and T2CN Holding holds a 65% equity interest; (b) JCE has entered into a license agreement with NEW JV, whereby JCE grants to NEW JV the exclusive right and license to market, promote, use, distribute, publish and sell the Updated Version of the Localized Game to Subscribers in the Territory on the terms agreed upon by T2CN Holding and JCE;
(c) NEW JV has entered into a sublicense agreement or otherwise agreement as agreed by JCE with T2 Entertainment, whereby NEW JV sublicenses the above exclusive rights or grant the operation right to T2 Entertainment or another entity agreed by both Parties, whereby T2 Entertainment or such other entity, as the sub-licensee or the owner of the relevant operation right of the Localized Game, shall have all the rights and be facilitated with all assistance and support from JCE to maintain the business of running the Localized Game for the interests and benefits of Subscribers in the Territory on terms not less favorable than those contained in this Agreement applicable to T2 Entertainment, as the licensee of the Localized Game (such license agreement and sublicense or otherwise agreement are collectively referred to as "Subsequent Agreements"); provided that royalties paid to JCE under the Subsequent Agreements shall be at the same rate as Royalties defined herein. If granting license by JCE to NEW JV, and/or granting sublicense or other operating rights by NEW JV to T2 Entertainment or another party agreed by both Parties are, under current or future PRC laws and regulations, illegal or unenforceable, JCE shall have the right, at its option but subject to an at least thirty (30) working days' prior notice, to resume the effectiveness of this Agreement, or to request both Parties to seek alternative arrangements to achieve the commercial purpose of the Parties in entering into the Subsequent Agreements to the extent permitted by then effective PRC laws and regulations. In the former case, this Agreement shall be as it originally binding on the Parties. In the latter case, both Parties agree to endeavor to enter into such alternative arrangements within thirty (30) working days following the receipt of JCE's notice by T2CN Holding.

      11.4 Effect Of Termination. Upon the expiration or earlier termination of this Agreement: (a) all rights and licenses granted to T2 Entertainment under or pursuant to this Agreement shall revert to JCE and T2 Entertainment shall immediately terminate providing the Subscribers with access to the Server Software and any other components of the Localized Game; (b) each Party shall return the Confidential Information of the other Party; and (c) T2 Entertainment shall promptly transfer all of its right, title and interest in and to Subscribers' database and all Intellectual Property Rights therein to JEC, to the extent as permitted by PRC laws and prior agreements between the Subscribers and T2 Entertainment.

12  GENERAL PROVISIONS.

      12.1 Entire Agreement. This Agreement constitutes the complete, final and exclusive understanding and agreement between the Parties with respect to the transactions contemplated herein, and supersedes any and all prior or contemporaneous oral or written representation, understanding, agreement, correspondence or communication between the Parties concerning the subject matter hereof. Neither of the parties is relying upon any warranties, representations, assurances or inducements not expressly set forth herein.

      12.2 Amendments. All amendments or modifications to this Agreement shall be binding upon the Parties despite any lack of consideration so long as the same shall be in writing and executed by each of the Parties hereto.

      12.3 Governing Law. The Parties expressly agree that this Agreement shall be governed and construed by the laws of the People's Republic of China.

      12.4 Dispute Resolution. Any disputes arising hereunder and in connection herewith shall be settled through consultations between the Parties, and if the Parties cannot reach an agreement regarding such disputes within thirty (30) days of their occurrence, such disputes shall be submitted to China International Economic and Trade Arbitration Commission Shanghai Branch for arbitration in Shanghai in accordance with its then effective arbitration rules, and the arbitration award shall be final and binding on both Parties.

      12.5 Headings. Captions and headings contained in this Agreement have been included for ease of reference and convenience and shall not be considered in interpreting or construing this Agreement.

      12.6 Force Majeure. The obligations of the Parties under this Agreement shall be suspended to the extent a party is hindered or prevented from complying therewith because of labor disturbances, including strikes or lockouts, war, fires, storms, flood, epidemic, accidents, governmental regulations, failure of telecommunications vendors or suppliers, or any other cause whatsoever beyond a Party's reasonable control. For so long as such circumstances prevail, the Party whose performance is delayed or hindered shall continue to use all commercially reasonable efforts to recommence performance without delay.

      12.7 Notice. Any notices relating to this Agreement shall be in writing and either personally delivered or sent by certified mail, postage prepaid, return receipt requested, or by facsimile transmission or overnight courier service, addressed to the Party at the address set forth below, or at such different address as a party has advised to the other party in writing and shall be deemed given and received when actually received:

If to JCE:

Attention: JC ENTERTAINMENT CORPORATION
Name: IL-Sung Baik
Address: 4thf, Rosedale Bldg., #724 Suseo-Dong, Kangnam-Ku, Seoul 135-885, Korea
Tel: 82.2.2040.1114
E-mail: isbaik@joycity.co.kr

If to T2 Entertainment:

Attention:  SHANGHAI T2 Entertainment CO., LTD.
Name: JUN-TSE TENG
Address: 5 Floor, 88 Qin Jiang Road, Shanghai, PRC
Tel: 86-21-54278388
E-mail: joe@t2cn.com

      12.8 Counterparts. This Agreement may be executed by manual or facsimile signatures and in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

      12.9 Language. This Agreement shall be executed in both Chinese and English. The English and the Chinese version of this Agreement shall have equal legal effect. In case of any inconsistency between the English and the Chinese version, the English version shall prevail.








               [reminder of this page is intentionally left blank]

IN WITNESS WHEREOF, the duly authorized representatives of each of the Parties hereto have executed this Agreement as of the date first written above.



JC ENTERTAINMENT CORPORATION               SHANGHAI T2 Entertainment CO., LTD.


By: /s/ Il-Sung Baik                       By: /s/ Jun-Tse Teng
    ----------------------                     ----------------------

Name:  Il-Sung Baik                        Name:  Jun-Tse Teng
    -------------------------------            ----------------------

Title:  Chief Executive Officer            Title:  Chief Executive Officer
      -------------------------------          ----------------------

                                   SCHEDULE 4


                               Purchase Agreement

This agreement ("Agreement") is entered into as of August 4, 2005 ("Effective Date") by JC ENTERTAINMENT CORPORATION, a corporation duly organized and existing under the laws of the Republic of Korea (hereinafter referred to as "Seller") and T2CN HOLDING LIMITED, a corporation (hereinafter referred to as "Buyer") incorporated and registered in British Virgin Islands.

Whereas, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller the Products (as defined below).

In consideration of the mutual covenants, representations herein and other good and valuable consideration, Seller and Buyer hereby agree as follows,

Article 1. The Sale

Upon the terms and subject to the conditions of this Agreement, Seller shall sell to Buyer, and Buyer shall purchase from Seller the Products. As used in this Agreement, the term "Products" means ten kinds of casual games, the name and specification of which are listed as Attachment A and herein incorporated by reference.

Article 2. Purchase Price

The purchase price for the Products (the "Purchase Price") shall be One Million and Five Hundred and Twenty Five Thousand United States Dollars
(US$1,525,000.00). Subject to the terms and conditions of this Agreement, the Purchase Price shall be paid as follows:

1. Within three (3) days upon the execution of this Agreement, an initial payment as earnest money in the amount of One Million United States Dollars (US$1,000,000.00) shall be paid by wire transfer to the bank account designated by Seller.

2. The rest payment in the amount of Five Hundred Twenty-five Thousand United States Dollars ($525,000.00) shall be paid by wire transfer to the bank account designated by Seller by November 15, 2005.

Article 3. Delivery of Product

1. Seller shall deliver all of the Products within thirty (30) days upon the execution of this Agreement in CD-ROM form, by FTP, or by such other ways as Seller and the Buyer may agree from time to time. Upon the receipt of the Product, Buyer shall immediately send Seller, by courier or by fax later confirmed by courier, a written notice confirming its receipt of the Products.

2. Seller shall bear the costs and expenses arising for the delivery of the Products.

Article 4.  Product Specification

The Products shall be subject to the specifications set out in Attachment A.

Article 5.  Objection Period

Buyer shall install, test and operate the Products and raise objection against the Products for, if any, defects, bugs and other flaws, within fourteen (14) days upon the receipt of the Products ("Objection Period"). Failure to raise an objection in the Objection Period shall be deemed as the acceptance of the quality of the Products, waiving the right of claiming later for the quality of the Products.

Article 6. Ownership of Intellectual Property Right

Buyer shall obtain and maintain all Intellectual Property Rights in and to the Products including in and to its promotional materials, materials, prints and derivative merchandise (if any) upon the delivery of the Products.

Article 7.  Support

Seller shall provide the Buyer necessary technical support via the telephone and email in connection with the installment, maintenance, test and operation of the Products in Objection Period. Seller may provide, with no liability, technical support after the expiry of Objection Period, in the operation of the Products.

Article 8.    Translation

Buyer shall, if necessary, be responsible to translate language including but not limited to words, expressions, logos (identified in Korean) contained in the products into English or Mandarin Chinese. Seller may, with no liability, provide necessary assistance in such translation.

Article 9.   Representations and Warranties

1. Seller represents and warrants that:

    (1) It has the right, power and authority to enter into this Agreement and to fully perform its obligations under this Agreement;
    (2) The execution and delivery of this Agreement, and the consummation of the transactions contemplated do not violate any agreement existing between it and any other person or entity, and it shall not make any agreement with any person or entity that is inconsistent with any of the provisions of this Agreement;
    (3) It is, and at all times shall be, the holder of all consents necessary for it to perform its obligations hereunder;
    (4) The Products, to the best of the Seller's knowledge as of the date, will not infringe the intellectual property rights of any third party.

2. Buyer represents and warrants that:

    (1) It has the right, power and authority to enter into this Agreement and to fully perform its obligations under this Agreement;
    (2) The execution and delivery of this Agreement, and the consummation of the transactions contemplated do not violate any agreement existing between it and any other person or entity, and it shall not make any agreement with any person or entity that is inconsistent with any of the provisions of this Agreement;
    (3) It is, and at all times shall be, the holder of all consents necessary for it to perform its obligations hereunder.

Article 10.    Term and Termination

1. This Agreement will commence on the Effective Date and keep continuous until the complete payoff of the Purchase Price, unless terminated earlier pursuant to paragraph 2 below.

2. Either party has the right to terminate this Agreement by seven (7) days prior written notice upon the occurrence of any of the following events:

     1) The Seller delays up to thirty (30) days in the delivery of the Products.
     2) The Buyer delays up to thirty (30) days in each payment of the Purchase Price.
     3) Either party becomes insolvent or bankrupt, or is in the process of liquidation.

Article 11.    Seller's Remedy

1. If the Seller has fulfilled all of its obligations under this Agreement and the Buyer materially breaches any of its obligations hereunder, then Seller shall, as its sole remedy therefore, be entitled to receive the unpaid Purchase Price of the Purchase Price as liquidated damages in lieu of, and as full compensation for all other rights or claims of the Seller against the Buyer by reason of such default. In that case, Buyer shall return the Product and all intellectual property rights contained therein to Seller.

2. Buyer will indemnify, defend and hold harmless Seller and its affiliates, directors, officers, employees, agents, representatives, successors and assigns from any and all liabilities, losses, expenses (including, without limitation, reasonable attorneys' fees), costs and damages of any kind arising out of or relating to any liability otherwise associated with the Products incurred prior to the Effective Date of this Agreement; provided that in no event shall Buyer be liable under or in connection with this Agreement for any loss or profit or any other commercial damage, including without limitation incidental, consequential, special, exemplary, punitive or other direct or indirect damages of any nature under this the preceding sentence.

Article 12.    Buyer's Remedy

1. If the Buyer has fulfilled all of its obligations under this Agreement and the Seller materially breaches any of its obligations hereunder, then Buyer shall, as its sole remedy therefore, be entitled to receive the unpaid Purchase Price as liquidated damages in lieu of, and as full compensation for, all other rights or claims of the Buyer against the Seller by reason of such default.

2. Seller will indemnify, defend and hold harmless Buyer and its affiliates, directors, officers, employees, agents, representatives, successors and assigns from any and all liabilities, losses, expenses (including, without limitation, reasonable attorneys' fees), costs and damages of any kind arising out of or relating to any liability otherwise associated with the Products incurred prior to the Effective Date of this Agreement; provided that in no event shall Seller be liable under or in connection with this Agreement for any loss or profit or any other commercial damage, including without limitation incidental, consequential, special, exemplary, punitive or other direct or indirect damages of any nature under this the preceding sentence.

Article 13.   Severability

If any article hereof shall be deemed invalid, void or unenforceable for any reason by a court of competent jurisdiction or legal authority, the remaining parts hereof shall still hold their full effectiveness.

Article 14.   Notice

Any notice or communication that is required to be sent out or that may be sent out pursuant to this Agreement shall be made in written and shall be delivered personally, faxed, or sent by registered mail to the addresses as set forth below. Any such notice or communication shall be deemed given when so delivered personally, faxed, or if mailed, on the earlier of the date of receipt or ten
(10) days after the date of such mailing.

Buyer:
Attention:  T2CN HOLDING LIMITED
Name: JUN-TSE TENG
Address: 5 Floor, 88 Qin Jiang Road, Shanghai, PRC
Tel: 86-21-54278388
E-mail: joe@t2cn.com

Seller:
Attention: JC ENTERTAINMENT CORPORATION
Name: IL-Sung Baik
Address: 4thf, Rosedale Bldg., #724 Suseo-Dong,  Kangnam-Ku,  Seoul 135-885,
Korea
Tel: 82.2.2040.1114
E-mail: isbaik@joycity.co.kr

Article 15.    Costs and Tax

The costs, expenses, and taxes levied on in the negotiation, preparation, execution and delivery of this Agreement shall be borne respectively by Buyer and Seller.

Article 16.    Entire Agreement and Modification

This Agreement shall constitute the entire agreement between Seller and Buyer. Any change, amendment or modification of this Agreement shall be agreed and made by Seller and Buyer in written.

Article 17.    Governing Law and Jurisdiction

This Agreement shall be governed by and be construed in accordance with the substantive law of Singapore.

Any disputes arising hereunder and in connection herewith shall be settled through consultations between the Parties, and if the Parties cannot reach an agreement regarding such disputes within thirty (30) days of their occurrence, such disputes shall be submitted to International Chamber of Commerce for arbitration in Singapore in accordance with its then effective arbitration rules, and the arbitration award shall be final and binding on both Parties.

Article 18.    Effectiveness

This Agreement shall become effective upon the signature hereof and be binding upon Seller and Buyer.

IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement through their legally authorized representative as of the date first above written.






            [reminder of this page is intentionally left blank]

IN WITNESS WHEREOF, the duly authorized representatives of each of the Parties hereto have executed this Agreement as of the date first written above.

JC ENTERTAINMENT CORPORATION               T2CN HOLDING LIMITED

By:                                        By:


Name: __________________________           Name: _____________________________




Title: _________________________           Title: ____________________________

Attachment A

                              List of Casual Games




      Name       English             Chinese
      No.
-------------------------------------------------
    1.            Chess
-------------------------------------------------
    2.            Dujiju
-------------------------------------------------
    3.         Lianliankan
-------------------------------------------------
    4.            Gobang
-------------------------------------------------
    5.            Weiqi
-------------------------------------------------
    6.            Junqi
-------------------------------------------------
    7.           Shanghai
-------------------------------------------------
    8.            Poker
-------------------------------------------------
    9.            Hoola
-------------------------------------------------
    10.          High-low
-------------------------------------------------

                                   SCHEDULE 5A

                               Company Warranties

1. INCORPORATION AND STANDING

      The Company:

     (i) is duly incorporated in its place of incorporation and is validly existing under the laws of its place of incorporation;

     (ii) has the requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted.

2.         CONSENTS AND AUTHORISATION

      The Company has taken or will take all necessary steps and actions and has obtained or will obtain all necessary consents and approvals required for its execution, delivery and performance of its obligations under this Agreement, including all necessary corporate actions on the part of the Company, its directors and shareholders necessary for the allotment of the Subscription Shares and the issuance and delivery of share certificates thereof.

3. BINDING AND ENFORCEABILITY

      This Agreement, upon the Company's execution and delivery of the same, shall be a legal, valid, binding agreement on the Company and enforceable against it in accordance with its terms in full, except that as to enforceability which is subject only to any applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors rights generally, any general principles of equity and public policy relating to enforceability, and to any applicable laws affecting the ability of the Company to bind itself in respect of the matters provided therein.

4. NO CONTRAVENTION

      The execution, delivery and performance of the Company's obligations under this Agreement shall not contravene:-

     (i)  any of its constitutional documents;
     (ii) violate, conflict nor result in any breach of any of its obligations to any person (including without limitation, under any contract, security document, undertaking, agreement, instrument or otherwise) nor any order or decree directly relating to it; nor

    (iii) violate nor result in any breach of any laws or regulations applicable to it.

5.  GOVERNMENT CONSENTS

      No consents, approvals, authorisation of, designation, declaration, filing or otherwise, with any state, federal or any governmental authority of any jurisdiction, on the part of the Company is required or necessary for the valid execution, delivery and performance of its obligations under this Agreement, and the consummation of the transactions contemplated in this Agreement.

6. SHARE CAPITAL

      The authorised and issued share capital of the Company immediately after Completion are as set out in Schedule 2 and all information in Schedule 1 are true, complete and accurate in all material respects.

7. SUBSCRIPTION SHARES

      The Subscription Shares, when issued in accordance with the provisions of this Agreement, the Memorandum and Articles of Association and the provisions of all the applicable laws, will become validly issued Common Shares in the share capital of the Company, save and except that the Subscription Shares may be subject to restrictions of transfer under any applicable securities or other applicable law, the Memorandum and Articles of Association, or the terms of this Agreement.

8. MEMORANDUM AND ARTICLES OF ASSOCIATION

      The copies of the Memorandum and Articles of Association, or equivalent constitutional documents of the Company, effective as of the date of this Agreement and which have been supplied to JCE or its legal or professional advisers or officers or agents are true, complete and accurate in all respects.

9. OTHER MATTERS RELATING TO THE COMPANY

   As at the date of this Agreement, the Company:

     1.   has not traded;
     2. does not have any liabilities or obligations other than in respect of its paid up share capital and those liabilities or obligations imposed upon any company solely by virtue of its incorporation.

                                   SCHEDULE 5B

                               Disclosure Schedule
                             (on Company Warranties)

1.    General Disclosures

1.1 There shall be deemed to be disclosed to JCE, and it is hereby incorporated by reference as having been disclosed, all or any information and matter contained in or referred to in:

     (a) this Agreement (and all Schedules and Exhibits thereto, if any) and all or any documents and matters referred to therein;

     (b) all matters set out in the attachments to this Disclosure Schedule (Schedule 5B) (if any);

     (c) all information contained in or referred to in any documents provided, or copies of which have been provided (including but not limited to any diligence documents delivered and/or supplied) to JCE, its legal or other professional advisers, and/or its agents on or before the date of this Agreement and/or the Completion Date;

     (d)  the   Memorandum   and   Articles  of   Association   (or   equivalent
          constitutional documents) of the Company;

     (e) all matters, facts and circumstances known to JCE (by reason of information supplied by and/or on behalf of the Company);

     (f) all information which would be disclosed by a search or inspection of the files and/or records available to the public or for public inspection on the Company;

     (g) all information of public record and/or in the public domain in all applicable jurisdiction on or before the date of this Agreement and as at the Completion Date.

2.          General Note

2.1 Unless the context requires otherwise, words and expressions defined or used in this Agreement have the same meanings in this Schedule. The headings and numbering are used merely for convenience and shall not affect the interpretation of this Schedule.

2.2 The Company Warranties are made and given subject to the disclosures in this Disclosure Schedule.

2.3 Each item disclosed (or deemed to be disclosed) herein shall be deemed to be a disclosure in respect of all the Company Warranties notwithstanding that an item disclosed may be disclosed by reference to a particular paragraph or paragraphs, or clauses of the Company Warranties.

2.4 The disclosure of any matter or document hereby shall not imply any representation, warranty or undertaking as to that matter or document or as to any statement or reference contained in that matter or document that is not expressly included in this Agreement, nor shall such disclosure be taken as extending the scope of the Company Warranties or of any undertaking contained in this Agreement.

                                   SCHEDULE 6

                               Investor Warranties

JCE hereby warrants that:

      (i)   Power and Authority

           it has full power and authority to execute, deliver and perform its obligations under this Agreement;

      (ii)  Consents and Authorisation

           it has obtained all necessary consents and approvals required for its execution, delivery and performance of its obligations under this Agreement, including all necessary corporate actions;

      (iii) Binding and Enforceability

           this Agreement, upon its execution and delivery of the same, shall be a legal, valid, binding agreement on JCE and enforceable against it in accordance with its terms in full, except that as to enforceability which is subject only to any applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors rights generally, any general principles of equity, and public policy relating to enforceability;

      (iv) No Contravention

           its execution, delivery and performance of its obligations under this Agreement shall not contravene :

          (a)  any of its constitutional documents;
          (b) any of its obligations to any person under any contract, security document, undertaking, agreement, instrument or otherwise; or
          (c)  any laws or regulations applicable to it.


       (v) Government Consents

           No consents, approvals, authorisation of, designation, declaration, filing or otherwise, with any state, federal or any governmental authority of any jurisdiction, on the part of JCE is required or necessary for the valid execution, delivery and the performance of its obligations under this Agreement, and the consummation of the transactions contemplated in this Agreement.

                                   SCHEDULE 7

                             Address of the Parties


1.  T2CN Holding Limited

    Address:     5th Floor, 88 Qin Jiang Road, Shanghai, PRC
    Attention:   JUN-TSE TENG


2.  JC Entertainment Corp.

    Address:     4th Floor, Rosedale Bldg., #724 Suseo-Dong, Kangnam-Ku,
                 Seoul 135-885, Korea
    Attention:   IL-Sung Baik

                                    EXHIBIT 1

                 Form of Articles of Association of the New JV

                                                             Execution Copy









                             Articles of Association





                                       of





             J-Town Information Technology (Shanghai) Co., Ltd.



















                             Dated September 1, 2005

                             ARTICLES OF ASSOCIATION

      This Articles of Association is executed and delivered as of September 1, 2005 (the "Execution Date") by and between

      T2CN HOLDING LIMITED, a company incorporated under the laws of British Virgin Islands, with its registered address at offices of S-HR&M Financial Services Limited of Kingston Chambers, P.O. Box 173, Road Town, Tortola, British Virgin Islands ("Party A"); and

      JC ENTERTAINMENT CORPORATION, a company incorporated under the laws of the Republic of Korea, with its registered address at 4th Floor, Rosedale Building, #724 Suseo-Dong, Kangnam-Ku, Seoul 135-885, Korea ("Party B").

      Capitalized terms used herein but not otherwise defined herein are defined in Section 1.2.

Article 1.  General Principles

1.1   Introduction.

     The total investment amount of J-Town Information Technology (Shanghai) Co., Ltd. (the "WFOE") is United States Dollar two million one hundred and forty thousand (USD2,140,000) and its registered capital is United States Dollar one million five hundred thousand (USD1,500,000). Its business term is 30 years (commencing from the Business License Date of the WFOE). Party A holds 65% of the registered capital and corresponding equity interests in the WFOE, and Party B holds 35% of the registered capital and corresponding equity interests in the WFOE.

      In accordance with the Laws of China, the Parties reach the following agreement after friendly negotiations.

1.2   Certain Definitions.

      For the purposes of the Articles of Association the following terms shall have the meanings set forth below:

     (1) "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person; for purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the Person, whether through the ownership of voting securities, by contract or otherwise. For clarification and notwithstanding the foregoing definition, the WFOE shall not be deemed to be an Affiliate of a Party or any of such Party's Affiliates.

     (2) "Articles of Association" means these WFOE's Articles of Association, as the same may be amended, modified, restated or replaced from time to time in accordance with the terms thereof and the Laws of China.

     (3) "Bankruptcy Event" means, with respect to the WFOE, the filing by the WFOE of a petition in bankruptcy according to the applicable Law of China or the decision of a Chinese court with competent jurisdiction that the WFOE shall initiate its bankruptcy procedure upon the application of the creditor(s) of the WFOE.

     (4)  "Board of Directors" means the board of directors of the WFOE.

     (5) "Business Day" means a day, other than a Saturday, Sunday or national holiday in China, the Republic of Korea or other relevant countries, on which commercial banks in Shanghai, China are open for the conduct of commercial banking business.

     (6) "Business License" means the business license issued by the Registration Administration Organ for the WFOE, which authorizes the WFOE to conduct business (as originally issued and as the same may be amended, modified, restated, replaced or reissued from time to time in accordance with the Laws of China) in accordance with the Articles of Association.

     (7) "Business License Date" means the date on which the Registration Administration Organ issues the Business License to the WFOE

     (8) "Business Plan" means the detailed business plan of the WFOE including an operating budget, capital plan (including investment and financing plans), and service plan, together with a strategic plan for a fixed period of not less than five (5) years, as approved by the Board of Directors, as the same may be modified, amended, replaced or restated from time to time in accordance with the terms of the Articles of Association.

     (9)  "Chief Financial Officer" has the meaning in Section 8.1(a).

     (10) "China" or "PRC" means the People's Republic of China.

     (11) "Confidential Information" means and includes, but shall not be limited to, information relating to operations, Technology, business and marketing plans, strategies, customer information, pricing policies, and other information concerning the service, promotions, development, financing, expansion plans, business policies and practices, and other forms of information that a reasonable business person would treat as proprietary or confidential. Confidential Information shall not include (i) information which becomes generally available to the public other than as a result of disclosure by the WFOE or a Party, (ii) information that a Party or the WFOE is required by applicable law or the rules of any national stock exchange or automated quotation system on which the Party's (or any Affiliate's) securities are traded or admitted for quotation to disclose, or (iii) information to the extent required to be disclosed in order to obtain the approval of a customer or Governmental Entity for the establishment of the WFOE; provided that, in the case of any disclosure pursuant to (ii) or (iii) above, the disclosing Party shall first advise the Board of Directors of the WFOE and the non-disclosing Party of such requirement and, if requested, the disclosing Party shall fully cooperate in obtaining a protective order or other assurances that the confidentiality of the Confidential Information will be maintained by the receiving Person.

     (12) "Day", unless otherwise noted, shall mean a calendar day.

     (13) "Deputy General Managers" have the meaning in Section 8.1(a).

     (14) "Director" or "Directors" means a director or directors of the Board of Directors, as applicable.

     (15) "Examination and Approval Authority" means Shanghai Foreign Investment Working Commission or its authorized agency.

     (16) "Execution Date" has the meaning in the preamble.

     (17) "Financial Manager" has the meaning in Section 8.1(f).

     (18) "Fiscal Year" means the fiscal year of the WFOE as determined pursuant to Section 10.2.

     (19) "Force Majeure Event" means any act or event which is not reasonably foreseeable and avoidable and which is beyond the reasonable control of the affected Party, including, without limitation, earthquake, typhoon, flood, or other acts of nature, fire, war, riots, terrorist acts, act of any governmental entity (domestic or foreign), changes in law (domestic or foreign), or any other act or event which is generally accepted as "force majeure" in international commercial practice.

     (20) "General Manager" has the meaning in Section 8.1(a).

     (21) "Governmental Entity" means any court or government or governmental agency, commission, entity, instrumentality or political subdivision of China or any city, municipality or other political subdivision of China.

     (22) "WFOE" means J-Town Information Technology (Shanghai) Co., Ltd.

     (23) "Term" means the term of the WFOE as set forth in Section 13.1.

     (24) "WFOE Law" means the Law of the People's Republic of China on Foreign Capital Enterprises and the Rules of Implementation of the Law of the People's Republic of China on Foreign Capital Enterprises (as the same currently exist and as the same may be amended, modified, replaced or restated from time to time in accordance with the Laws of China).

     (25) "Labor Contracts" means the contracts (as originally executed and as the same may be amended, modified, repealed or replaced from time to time in accordance with the terms thereof and the Laws of China) executed between the WFOE and each employee.

     (26) "Laws" means applicable laws, orders, regulations and requirements officially promulgated by Governmental Entities.


     (27) "Liquidation Committee" means the liquidation committee set up by the Board of Directors according to the Laws of China.

     (28) "Offered Interest" has the meaning in Section 6.2(c).

     (29) "Offered Party" has the meaning in Section 6.2(c).

     (30) "Offered Terms and Conditions" has the meaning in Section 6.2(c).

     (31) "Offering Party" has the meaning in Section 6.2(c).

     (32) "Officers" means the Officers of the WFOE appointed as contemplated in
          Section 8.1(a).

     (33) "Party" or "Parties" means a party or the parties to the Articles of Association.

     (34) "Party A" has the meaning in the preamble.

     (35) "Party A Representatives" has the meaning in Section 7.1(a).

     (36) "Party B" has the meaning in the preamble.

     (37) "Party B Representatives" has the meaning in Section 7.1(a).

     (38) "Person" means (without limitation) any individual, corporation, limited liability company, entity, firm, trust, partnership, joint venture, association, company, unincorporated organization or a governmental entity (domestic or foreign).

     (39) "PRC Accounting Principles" has the meaning in Section 10.6.

     (40) "Registration Administration Organ" means the Shanghai Administration of Industry and Commerce, Pudong Branch.

     (41) "Renminbi" and "RMB" means Renminbi Yuan, the legal currency of China.

     (42) "Solicitation  and  Negotiation  Period"  has the  meaning  in Section
          6.2(f).

     (43) "Special Damages" means punitive, consequential, incidental, special, exemplary, treble, indirect and any other damages except only direct damages.

     (44) "Technology" means and includes all technical information and experience, including but not limited to, data, data bases, documents, designs, plans, software, methods, processes, systems, drawings, procedures, specifications, guidelines, trade secrets, expertise, know-how, research and development and other confidential and proprietary information employed in the design, control, operation and/or provision of services of the WFOE.

     (45) "Transfer" has the meaning in Section 6.2(a).

     (46) "Transfer Notice" has the meaning in Section 6.2(c).

     (47) "Two Funds" has the meaning in Section 11.3.

     (48) "United States" means the United States of America.

     (49) "United States Dollars" and "US$" mean legal currency of the United States.

     (50) "US Accounting Principles" has the meaning in Section 10.6. (51) "Vice Chairperson" has the meaning in Section 7.1(d).

Article 2.  Parties to the Joint Venture

2.1   Parties.  The Parties to the joint venture are:
      -------

      Party A: T2CN HOLDING LIMITED, a company incorporated under the laws of British Virgin Islands. Party A's registered address is offices of S-HR&M Financial Services Limited of Kingston Chambers, P.O. Box 173, Road Town, Tortola, British Virgin Islands.

                  Party A's Authorized Representative is:

                        Name:         Tao Feng

                        Title:        Chairman of board of directors

                        Address: Villa 3, Radisson Plaza, Xing Guo Hotel, Shanghai, PRC

                        Nationality:  PRC



      Party B: JC ENTERTAINMENT CORPORATION, a corporation incorporated under the laws of the Republic of Korea. Party B's principal business address is 4th Floor, Rosedale Building, #724 Suseo-Dong, Kangnam-Ku, Seoul 135-885, Korea.

                  Party B's Authorized Representative is:

                        Name:         Yang Shin Kim

                        Title:        Chairman

                        Address:      4th  Floor,  Rosedale  Building,  #724
                                      Suseo-Dong,      Kangnam-Ku,     Seoul
                                      135-885, Korea

                        Nationality:  KOREA

Article 3.  Name and Registered Address of the WFOE

3.1 Name. Subject to the approval of the relevant approval authority and Registration Administration Organ, the name of the WFOE shall be (in Chinese):

      The English name of the WFOE shall be:

             J-Town Information Technology (Shanghai) Co., Ltd.

      The WFOE's registered address shall be at Room 692-13, Building 2, 351 Guo Shou Jing Road, Zhangjiang Hi-Tech Park, Pudong, Shanghai, PRC.

3.2 Chinese Legal Person. The WFOE is a Chinese legal person, all of its activities shall comply with the Laws of China and shall be protected under the Laws of China.

3.3 Limited Liability Company. The WFOE is organized as a limited liability company under the Laws of China. Accordingly, the WFOE shall be liable to its creditors on the basis of all of its assets.

Article 4.  Purpose of the Joint Venture and Scope of Business

4.1 Purpose. The purpose of the WFOE is to facilitate information exchange between China and overseas units, share resources, propel for the enhancement of computer hardware and software market in China based on the successful experience and broad information channel of both Parties in the fields of computer software and hardware development, design and manufacturing.

4.2 Scope of Business. The scope of the business of the WFOE shall be design and production of software, sale of self-produced products, system integration, and providing relevant technical consultancy and technical services and business consultancy.

Article 5.  Total Investment and Registered Capital

5.1 Total Investment. The total investment of the WFOE is Two Million One Hundred and Forty Thousand (US$2,140,000).

5.2 Registered Capital. The registered capital of the WFOE is One Million Five Hundred United States Dollars (US$1,500,000).

5.3 Party A's Ownership of Registered Capital. Party A shall hold and own sixty-five percent (65%) of the registered capital of the WFOE, which is Nine Hundred and Seventy Five Thousand United States Dollars (US$975,000).

5.4 Party B's Ownership of the Registered Capital. Party B shall hold and own thirty-five percent (35%) of the registered capital of the WFOE, which is Five Hundred and Twenty Five Thousand United States Dollars (US$525,000).

5.5 Reduction in Registered Capital. During the term of the WFOE, the WFOE may not reduce its registered capital except as may be first unanimously approved by the Parties and the Board of Directors and then submitted for approval of, and approved by, the Examination and Approval Authority. The WFOE shall register any reduction in the registered capital in compliance with applicable Laws.

5.6 Increases in Registered Capital. Subject to Section 5.8(b), any increase in the registered capital of the WFOE shall first be unanimously approved by the Parties and the Board of Directors and then submitted for approval of, and approved by, the Examination and Approval Authority. Upon receipt of such approval, the WFOE shall register the increase in the registered capital with the Registration Administration Organ.

5.7 Contributions of Parties as to Increased Registered Capital. Unless otherwise agreed in writing by the Parties and unanimously approved by the Board of Directors, and except as otherwise contemplated in Section 5.8(b), any increase in the registered capital shall be made by the Parties in the same proportions as their original interests in the registered capital as reflected in Sections 5.3 and 5.4. The Parties may agree to adjust their proportional interests in the WFOE's existing registered capital, subject to the approval of the Examination and Approval Authority.

5.8   Company Financing.

      (a) The Parties intend the WFOE to be a financially independent entity. It is understood and agreed that each Party shall use its commercially reasonable efforts, in close consultation and cooperation with the other Party, to advise and assist the management of the WFOE in sourcing for and obtaining all the funds from third party lenders which may be necessary or appropriate for the implementation of the Business Plan. However, the Parties shall have no obligation to lend to, or otherwise provide funds to the WFOE, or to provide any collateral pledge, guarantee or other credit support to the WFOE.

      (b) Subject to Sections 3.3 and 5.8(a) above, in the event that the Board of Directors of the WFOE determines that such financing is required and the WFOE is unable to obtain financing from a third party lender for such requirements, the Parties shall provide such financing to the WFOE as agreed in writing by both Parties and provided that Party A shall be responsible to provide WFOC the financing with no more than US$4,000,000 (or the RMB equivalent amount). The financing exceeding US$4,000,000 shall be provided by the Parties in proportion to their interests in the registered capital of the WFOE. The provisions of any such financing by the Parties by way of loans shall be on the terms and subject to the conditions of loan contracts to be entered into by the WFOE and the Parties. Any such loan contract entered into by Party A or Party B and the WFOE shall be subject to approval of and registration with the relevant China foreign exchange administration authority to the extent required by applicable Laws.

Article 6.  Transfers of Interests in Registered Capital

6.1 Transfers of Interests in Registered Capital Not Permitted Except in Strict Compliance with the Articles of Association and the WFOE Law. Except as otherwise permitted by this Article 6, no Party shall have any right or power to sell, assign, transfer, or otherwise dispose of, or encumber, hypothecate, pledge or grant any security interest on or in respect of all or any part of its interest in the registered capital of the WFOE, voluntarily or involuntarily, by operation of Law or otherwise, except with the written consent of the other Party and the unanimous approval of the Board of Directors (in each case which may be granted or withheld in such other Party's unfettered discretion) and then only in strict accordance with the terms of the Articles of Association and the WFOE Law, and any attempt to do so shall be null and void and of no effect.

6.2   Consent Required for a Transfer.

      (a) For the purposes hereof, "Transfer" means any sale, disposition, exchange, assignment, pledge, or other change in legal or beneficial ownership of an interest in the registered capital of the WFOE. For avoidance of doubt, a transfer to any affiliate of the Parties shall be deemed to be a Transfer. A change in beneficial ownership as a result of a change in control of Party A or Party B shall be an exception, and shall not be deemed to be a Transfer. The aforesaid exception shall only be applicable to the first signatories of the Articles of Association i.e. T2CN HOLDING LIMITED and JC ENTERTAINMENT CORPORATION. No legal successors or transferees of either
            Party A or Party B shall  enjoy the  benefit of such  exception.
            A change in beneficial ownership as a result of a change in control of such successors or transferees shall be deemed a Transfer.

      (b) Neither Party shall make a Transfer of all or any portion of its interest in the registered capital of the WFOE during the three (3)-year period immediately following the Business License Date without the prior written consent of the other Party. Thereafter, either Party may make a Transfer of not less than all of its interest in the registered capital of the WFOE to the other Party or another single Person, but only upon compliance with and pursuant to the further provisions of this Section 6.2 and other applicable provisions of this
            Article 6.

      (c) If a Party (the "Offering Party") shall propose to make a Transfer of its entire interest in the registered capital of the WFOE (the "Offered Interest"), which it may do only after the period specified in Section 6.2(b), it shall first give a written notice (a "Transfer Notice") to the other Party (the "Offered Party") to (i) set forth the proposed sale price of the Offered Interest and all other material terms and conditions of the proposed Transfer of the Offered Interest (the "Offered Terms and Conditions"), and (ii) offer to Transfer the Offered Interest to the Offered Party on the Offered Terms and Conditions (the "Offer"). The Offered Party shall have the preemptive rights. The terms and conditions of the Transfer of the Offered Interest offered by the Offering Party to any third party shall be no more favorable than the Offered Terms and Conditions to the Offered Party. The failure by the Offered Party to respond to a Transfer Notice within thirty (30) days after its receipt of such Transfer Notice shall be deemed to constitute a notification to the Offering Party of the Offered Party's decision to give up its preemptive rights with respect to the Transfer of the Offered Interest described in such Transfer Notice.

      (d) In the event the sale price in the Offered Terms and Conditions is stated in consideration other than cash and cash equivalents, the Offered Party may accept the Offer on the basis that the sales price will be paid by it in cash or cash equivalents having a fair market value equivalent to such consideration.

      (e) In the event the Offering Party and the Offered Party make agreement with respect to the Transfer of the Offered Interest , the closing of the Transfer of the Offered Interest shall be conducted in accordance with Section 6.3 below.

6.3   Closing and Transfer.

      (a)   This Section 6.3(a) applies to any of the closings referred to in
            Section 6.2. The closing in question shall occur on a date and at a place within China designated by the purchasing Party not later than sixty (60) days after the later of:

            (i) the final determination of the purchase price as contemplated in the applicable Section of the Articles of Association, or

            (ii) the date all filings, notices, approvals and consents with respect to the transaction have been made with, and obtained from, all governmental entities (domestic and foreign) required under applicable laws (domestic and foreign) and all applicable waiting periods have expired or been terminated.

            Each Party and the WFOE shall make all required filings and notices with and shall use commercially reasonable efforts to obtain all approvals and consents from all governmental entities (domestic and foreign) required under applicable laws (domestic and foreign). At the closing, the Parties shall deliver or cause to be delivered such instruments of assignment and Transfer and other agreements, documents and papers as are customary in transactions of the character contemplated (and containing customary representations and warranties as to title, authority and otherwise and other agreements). In addition, the selling Party shall deliver to the WFOE and the purchasing Party resignations, effective at the closing, of the representatives of the selling Party on the Board of Directors of the WFOE. It shall be a condition to the closing of the transaction that all loans made by the selling Party to the WFOE shall be repaid with all accrued and unpaid interest thereon.

      (b) The purchasing Party may Transfer its rights to acquire the selling Party's interest in the registered capital of the WFOE under Section 6.2, as applicable, to any other Person without the consent of the selling Party. This Section 6.3 only applies to a purchase under
            Section 6.2.

6.4 Approval of Transfer by Board of Directors and Approval and Registration of Transfer. To the extent, but only to the extent, required by the WFOE Law, a Transfer of an interest in the registered capital of the WFOE pursuant to the Articles of Association shall require the approval of the Board of Directors of the WFOE, each Party agrees to cause its representatives on the Board of Directors of the WFOE to approve any such Transfer that is otherwise in accordance with the applicable provisions of this Article 6. Any Transfer stated in this Article 6 shall be submitted to the relevant Examination and Approval Authority of China for approval and to the Registration Administration Organ for registration of the Transfer.

6.5 Waiver of Preemptive Rights. Each Party hereby agrees to waive its preemptive rights with respect to any Transfer of an interest in the registered capital of the WFOE pursuant to Section 6.2 that is otherwise in accordance with the applicable provisions of this Article 6.

6.6   Transfer of Interest in the Registered Capital.
      ----------------------------------------------

      (a) A Transfer of an interest in the registered capital of the WFOE shall become effective only upon compliance with all applicable provisions of this Article 6.

      (b) The Person acquiring an interest in the registered capital of the WFOE, pursuant to the Articles of Association, if not already a Party, (i) shall execute an amendment to the Articles of Association pursuant to which the acquiring Person shall join in and become bound as a Party to the Articles of Association and which shall specify the change in interest in the registered capital of the WFOE and (ii) shall thereupon have the same membership on the Board of Directors and all the rights and all of the obligations of the transferring Party hereunder.

Article 7.  Board of Directors

7.1   Board of Directors.

      (a) The Board of Directors shall be established on the date the WFOE is issued its Business License. The Board of Directors shall be composed of three (3) Directors. The Directors shall be appointed by the Parties as follows: two (2) Directors shall be appointed by Party A (the "Party A Representatives"), both of whom shall be employees of Party A or an Affiliate of Party A, and hold executive positions within Party A or an Affiliate of Party A, and one (1) Director shall be appointed by Party B (the "Party B Representatives"), who shall be employee of Party B or an Affiliate of Party B and hold executive position within Party B or an Affiliate of Party B. Each Party shall give written notice to the other Party and the WFOE of the names of its initial representatives on the Board of Directors as soon as practicable after the Business
            License Date, but in no event later than ten (10) Business Days after the Business License Date.

      (b) As a general matter, the WFOE shall be managed by the Board of Directors consistently with the Business Plan and in accordance with the Articles of Association.

      (c) Meetings of the Board of Directors shall be presided over by a Chairperson who shall be appointed by Party A (from among the two directors appointed by Party A). The Chairperson's powers shall be the powers outlined below in this Section 7.1(c) and any other powers expressly delegated to the Chairperson in writing by both
            Parties:

            (i) In the status as Chairperson, to handle internal procedures related to meetings of the Board of Directors as provided for in the Articles of Association;

            (ii) In the status as Chairperson, to further serve as a symbol and an ambassador of the WFOE and to promote the public image and the relationships needed by the WFOE; and

            (iii) In the status as a Director, to exercise the same authority as each other Director of the WFOE, such as casting one vote equal in weight to the votes of each other Director at meetings of the Board of Directors.

            The Chairperson is the legal representative of the WFOE. At the first meeting of the Board of Directors, the Directors shall agree to a scope of material or significant commitments, acts and undertakings with respect to which the Chairperson must obtain the prior approval of the entire Board of Directors before the Chairperson may sign any documents or take any other actions on behalf of the WFOE to bind the WFOE.

      (d) The Board of Directors shall also have a Vice Chairperson who shall be a Director appointed by Party B. The Vice Chairperson shall, in the absence of the Chairperson, have the same duties and authority as the Chairperson and as otherwise as may be delegated to the Vice Chairperson in the Articles of Association or by the Board of Directors from time to time.

       (e) Each Director shall serve for a four (4) year term and until (i) such Director's successor is designated by the Party which appointed the Director or (ii) such Director's earlier resignation or death, or removal by such Party. A Director may serve consecutive terms if reappointed by the Party that originally appointed the Director. The term of the Directors on the initial Board of Directors shall commence on the Business License Date. Any Director may resign at any time upon written notice to the Party that appointed the Director. Subject to the limitations set forth in Section 7.1(a), each Party may, without the approval or consent of the other Party and without any condition or restriction whatsoever, select, designate, appoint, remove (with or without cause) and replace at any time any one or all of its representatives on the Board of Directors. Such selection, designation, appointment, removal or replacement shall be effective as between the Parties upon receipt by the other Party of written notice from the Party taking such action.

7.2   Power of Board of Directors.

      (a) The Board of Directors of the WFOE shall be the highest authority of the WFOE. Except as reserved to the Parties in the Articles of Association, the Board of Directors shall have all power to manage, and to supervise and direct the Officers and employees of, the WFOE. Subject to Section 7.2(d), the Board of Directors shall have the right to delegate concurrent authority to such Officers of the WFOE as the Board shall deem appropriate. Except as may be reserved to the Parties in the Articles of Association, any power not delegated pursuant to
            Section 7.2(b) or a policy of delegation adopted by the Board of Directors shall remain exclusively with the Board of
            Directors. Approval by, or action taken by, the Board of Directors in accordance with the Articles of Association, subject to any approval or action by the Parties required by the Articles of Association or applicable Laws, shall constitute approval or action by the WFOE.

      (b) Subject to the powers set forth in Section 7.2(d), which are hereby specifically reserved to the Board of Directors, (i) the General Manager the Deputy General Managers and the Chief Financial Officer of the WFOE are hereby delegated the power to conduct the business of the WFOE in the ordinary course, and (ii) the General Manager, the Deputy General Managers and the Chief Financial Officer are hereby delegated the further powers delegated to them as provided in the Articles of Association.

      (c) None of the General Manager, the Deputy General Managers and the Chief Financial Officer nor any other Officer or employee of the WFOE shall take any action on behalf of the WFOE, nor shall any action be deemed to bind the WFOE, except to the extent that such action is clearly within the scope of an express delegation of authority that is in the Articles of Association, or approved by a vote of the Board of Directors.

      (d) Except as reserved to the Parties in the Articles of Association, the Board of Directors, by its own action, but not by delegation to any Officers or other employees of the WFOE, shall have the right and power to:

            (1) approve any amendment to the Articles of Association;

            (2) approve the termination and liquidation of the WFOE other than as contemplated in Article 14 or any renewal or the extension of the Term;

            (3) approve any increase in, or reduction of, the registered capital of the WFOE or the total investment in the WFOE;

            (4) approve any sale, disposition, exchange, assignment, Transfer, pledge by a Party of its interest in the registered capital of the WFOE;

            (5) approve any merger or division of the WFOE or the acquisition of any business or business division;

            (6) approve any declaration of, or filing or commencement of, any Bankruptcy Event, by the WFOE;

            (7) approve the WFOE's initial financial and accounting system, and approve the annual Business Plan (including approval of initial operation capacity and changes to operation capacity) of the WFOE, which shall be prepared and approved annually during the fourth (4th) quarter of the WFOE's Fiscal Year preceding the year to which such annual Business Plan relates; and approve any amendment or modification to any annual Business Plan;

            (8) approve the annual financial statements of the WFOE, all of which shall be prepared and approved annually during the first
                  (1st) quarter of the WFOE's Fiscal Year;

            (9) determine amounts available for and, subject to Article 11, authorize any distribution to the Parties;

            (10) authorize the creation of any subsidiaries or operating divisions of the WFOE, or the establishment of any branch, representative office or other operating location, the entry by the WFOE into any joint venture or partnership agreement, or any other investment in, or the acquisition of stocks or bonds of, other Persons or any equity interest in any other Person, provided that there shall be no limitation on the Board of Directors' authority to delegate the making of investments (a) as part of cash management in the ordinary course of the business of the WFOE or (b) by Directors of trusts established in connection with any employee benefit plans of the WFOE;

            (11) subject to Section 5.8(b), approve any obligation of the WFOE for borrowed money (including, without limitation, capitalized lease obligations) and approve its granting of any security therefor; provided that there shall be no limitation on the Board of Directors' authority to delegate its power to (i) procure advances under lines of credit or other borrowing arrangements previously approved by the Board of Directors pursuant to this subsection, (ii) open letters of credit in the ordinary course of the WFOE's business in accordance with written policies established by the Board of Directors, or
                  (iii) borrow money in the ordinary course of the WFOE's business for periods not in excess of ninety (90) days in accordance with written policies established by the Board of Directors;

            (12) subject to the further provisions of this Section 7.2(d), authorize any sale, lease, transfer or other disposition of any asset of the WFOE or any group of its assets not in the ordinary course of business having a (i) fair market value,
                  (ii) sale price or (iii) book value at the time of disposition greater than the amount set forth in the delegation of authority to General Manager by the Board of Directors;

            (13) subject to Section 8.1, appoint, remove (with or without cause) and replace the General Manager, the Deputy General Managers and the Chief Financial Officer;

            (14) approve the allocations of profits to the Two Funds (subject to Section 11.3) and approve the allocation of the Two Funds;

            (15) establish, amend or modify rules for the operation of the Board of Directors, provided that any rules as so established, amended or modified shall not be inconsistent with any provision of the Articles of Association;

            (16) establish the salaries of the General Manager, the Deputy General Managers and the Chief Financial Officer, and establish, alter or amend the powers of the General Manager, the Deputy General Managers and the Chief
                  Financial Officer;

            (17)  approve the selection and retention of external auditors;

            (18) approve any lease of any facility by the WFOE that exceeds an annual value of the RMB equivalent of US$50,000, approve capital expenditures exceeding US$50,000 or the RMB equivalent per project, approve any business contract or agreement with the amount exceeding US$100,000 or the RMB equivalent per project or creating a commitment on the part of the WFOE the term of which exceeds three (3) years, unless any of the aforesaid transactions was approved as a transaction contemplated under the annual Business Plan;

            (19) authorize the making, modification, amendment, or termination by the WFOE, in its own interests, of any agreement with any Party or an Affiliate of a Party that exceeds an annual value of the RMB equivalent of US$250,000;

            (20) adopt, approve or terminate any group employee benefit plan or policy or any modifications thereto;

            (21) approve the sale, assignment or license of any technology or other intellectual property or intellectual property rights, regardless of the form thereof, developed or owned by the WFOE;

            (22) approve any change of the location of the registered address, principal office or any other facility of the WFOE or the closing or partial closing of any such facility;

            (23) approve any guaranties of the debts or obligations of any other Person;

            (24) approve the accounting policies of the WFOE and any major change in such approved accounting policies or approve the operating, personnel and financial policies and procedures for the WFOE;

            (25) approve or authorize the WFOE to enter into any agency agreement or license agreement with any overseas game software or customs brokerage agent other than an Affiliate of Party A or Party B;
            (26) approve the initiation and settlement of any legal claims, disputes, suits, actions, cases or proceedings with respect to the WFOE; and

            (27) approve any other matter requiring approval of the Board of Directors in the Articles of Association or the WFOE Law.

7.3   Notice of Meetings of Board of Directors, Location; Waiver of Notice.
      --------------------------------------------------------------------

      (a) Regular meetings of the Board of Directors shall be held at such times and places within or outside China as may be fixed by the Board of Directors, and may be held without further notice. It is contemplated that regular meetings will be held not less frequently than twice per Fiscal Year. Special meetings of the Board of Directors may be called by the

            Chairperson or, in his or her absence, the Vice Chairperson or, in his or her absence, another Director authorized by the Chairperson, and shall be so called at the request of a majority of the Directors then in office or a Party. Notice of the time and place of a special meeting of the Board of Directors shall be effective if delivered to each Director by hand or telecopy at least thirty (30) days prior to the time of such special meeting or other period agreed upon by all of the Directors. Actual receipt of notice by the Directors shall not be required and notice under this Section shall be deemed received if sent to a Director at the address or the telecopy number designated for such notices by such Director.

      (b) Notices of special meetings of the Board of Directors shall identify the purpose of the special meeting or the business to be transacted at the special meeting; provided that the failure to specifically identify an action to be taken or business to be transacted shall not invalidate any action taken or any business transacted at a special meeting which is
            (i) approved by the required vote and (ii) specifically described in the minutes of such special meeting and such minutes are approved by the Board of Directors.

      (c) The meetings of the Board of Directors may be held at any location within or outside China. Directors may hold a regular or special meeting of the Board of Directors by means of conference telephone, video conference or similar communications equipment by means of which all Persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

      (d) Whenever notice is required to be given under this Section 7.3, a written waiver of notice, signed by the Director entitled to receive such notice, whether before or after the time of the meeting, shall be deemed equivalent to notice. A Director's attendance at a meeting shall constitute a waiver of notice of that meeting, except when the Director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not properly called or convened.

7.4   Quorum  for  Meetings  of the Board of  Directors;  Minutes;  Written
      ----------------------------------------------------------------------
Actions.
-------

      (a) No business shall be conducted at a meeting of the Board of Directors unless a quorum is then present at the meeting. A quorum for the transaction of business at any meeting of the Board of Directors shall consist of all of the Directors for the matters set forth in (1),(2),(3),(4),(5),(6),(13),(23), and (25) of Article 7.2(d) hereof. For other matters set forth in Article 7.2 (d), a quorum for the transaction of business at any meeting of the Board of Directors shall consist two-thirds of the Directors. If, at any properly convened meeting, no quorum is constituted because less than the required number of Directors are present then the Chairperson (or other Person calling the meeting) shall call another meeting with seven (7) Business Days' prior written notice.
            In the event that there is no quorum, on two consecutive occasions, for meetings as to which proper notice has been provided in accordance with the terms of this Article 7, then the Chairperson (or other Person calling the original meeting) shall call another meeting with seven (7) Business Days' written notice and the members of the Board attending such meeting shall constitute a quorum for purposes of such meeting. The Chairperson of the WFOE, or, in the Chairperson's absence, the Vice-Chairperson or, in his absence, a Director authorized by the Chairperson, shall preside over meetings of the Board of Directors.

      (b) The minutes of each meeting of the Board of Directors shall be taken by the Chairperson of the WFOE or a Person designated by the Chairperson. A transcript of such minutes shall be prepared by the Chairperson or such designated Person in the Chinese and English languages and delivered to each Director, as well as to each Party, within ten (10) Business Days after such Board of Directors meeting. The first order of business of the first meeting of the Board of Directors convened after delivery of such transcript shall be its approval or modification by the Board of Directors. The Directors shall sign all resolutions duly adopted by the Board of Directors pursuant to the Articles of Association within ten (10) Business Days after the resolutions are delivered to the Directors.

      (c) Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all of the Directors then in office consent thereto in writing. The written consent(s) shall be filed with the minutes of the proceedings of the Board of Directors.

7.5   Voting Power of Directors and Required Vote.
      -------------------------------------------

      (a) Each Director shall have one (1) vote on each matter submitted to the Board of Directors. The unanimous vote of the Directors attending the meeting of the Board of Directors shall be needed to constitute approval by, or the authorization of, the Board of Directors for the matters set forth in (1),(2),(3),(4),(5),(6),(13),(23),(25) of Article
            7.2(d)  hereof.  For  other  matters  set forth in  Article  7.2
            (d), the simple majority vote of the Directors attending the meeting of the Board of Directors shall constitute approval by, or the authorization of, the Board of Directors.

      (b) No Director shall be disqualified from acting on any matter because either such Director or the Party that appointed such Director or an Affiliate thereof is interested in the matter to be acted upon by the Board of Directors.

      (c) A Director may authorize another Director (but no other Person) to act for the Director by proxy at any meeting of the Board of Directors by a written proxy executed by the Director.

7.6   Standard of Care.

      (a) Each Director shall discharge such Director's duties in good faith, with the care an ordinarily prudent person in a like position would exercise under similar circumstances.

      (b) Each Director shall be fully protected in relying in good faith upon the records of the WFOE and upon such information, opinions, reports or statements presented to the WFOE by any of its other Directors, Parties, Officers or employees, or by any other Person as to matters the Director reasonably believes are within such other Person's professional or expert competence and also has been selected with reasonable care by or on behalf of the WFOE, including information, opinions, reports or statements as to the value or amount of assets, liabilities, profits or losses of the WFOE or any other facts pertinent to the existence and amount of assets from which distributions to Parties might properly be paid.

7.7 First Meeting of the Board of Directors After the Business License Date. The first meeting of the Board of Directors of the WFOE shall be held not later than thirty (30) days after the Business License Date. The Board of Directors shall adopt resolutions at the first meeting as follows:

      (a) appointing the external auditor of the WFOE for the first Fiscal Year of the WFOE;

      (b)   approving the WFOE's initial financial and accounting system;

      (c) adopting for the WFOE the accounting principles and practices contemplated in Article 10;

      (d)   establishment of lines of credit for the WFOE;

      (e)   appointing the Officers as contemplated in Section 8.1;

      (f)   adopting human resources policies and procedures for the WFOE;

      (g) determine the scope of material or significant commitments, acts or undertakings described in Section 7.1(c); and

      (h) taking such other action as the Board of Directors deems appropriate.

Article 8.  Management Organization

8.1   Officers of the WFOE.
      --------------------

      (a) The Officers of the WFOE shall be (i) a General Manager, (ii) such number of Deputy General Managers as the Board of Directors may approve, (iii) a Chief Financial Officer, and (iv) such other Officers as may be jointly appointed by the General Manager and the Chief Financial Officer from time to time (each, an "Officer" and collectively, the "Officers").

      (b) Party A shall nominate the General Manager for appointment by the Board of Directors. The Board of Directors shall appoint the General Manager nominated by Party A (and each Party shall cause its respective representatives on the Board of Directors to do so). No Director shall unreasonably withhold such Director's approval of the appointment.

      (c) Party B shall nominate the Chief Financial Officer for appointment by the Board of Directors. The Board of Directors shall appoint the Chief Financial Officer nominated by Party B (and each Party shall cause its respective representatives on the Board of Directors to do
            so). No Director shall unreasonably withhold such Director's approval of the appointment.

      (d) The General Manager shall be the chief operating officer of the WFOE and, subject to the provisions of the Articles of Association and to the direction of the Board of Directors, shall be responsible for the general management and control of the affairs of the WFOE, will be responsible to organize and conduct the day-to-day management and operations of the WFOE, and will perform all other duties and responsibilities and, subject to the further provisions of the Articles of Association, enjoy all other powers delegated to him by the Articles of Association and the power commonly incident to his office or delegated to him by the Board of Directors, or which are or may at any time be authorized or required by applicable Law of China.

      (e) The Deputy General Managers shall assist the General Manager in management and, subject to the further provisions of the Articles of Association, enjoy all other powers delegated to them by the Articles of Association and the power commonly incident to their offices or delegated to them by the Board of Directors, or which are or may at any time be authorized or required by applicable Law of China.

      (f) A Financial Manager shall work under the supervision of the Chief Financial Officer. Party B shall be entitled to recommend one candidate for the position of Financial Manager. The Financial Manager shall be appointed by the General Manager.

      (g) The General Manager shall in the name of the WFOE, prepare reports for submission to the Board of Directors.

      (h) The General Manager and the Chief Financial Officer shall agree on the management issues prior to their execution. Notwithstanding the foregoing, however, for any matter determined in good faith by the General Manager to be time sensitive or urgent and where the General Manager and the Chief Financial Officer are not able to agree upon the matter in a timely fashion (but if such matter requires the approval of the Board of Directors or the Parties, the matter has received the required approval), including, but not limited to items referenced in Section 8.2, the General Manager alone shall have the power to approve/execute the matter. In that event, the General Manager shall provide a written notice concerning such approval/execution to the Chief Financial Officer promptly after such approval/execution. The General Manager and the Chief Financial Officer shall promptly advise the Board of Directors in writing in the event the General Manger takes any action pursuant to the preceding sentence.

      (i) From time to time the Board of Directors may and, in the case of Officers other than the General Manager and the Chief Financial Officer, the General Manager and the Chief Financial Officer may establish, increase, reduce or otherwise modify responsibilities of the Officers or may create or eliminate offices as the Board of Directors or the General Manager and the Chief Financial Officer may consider appropriate. Any number of offices may be held by the same Person but no

            Officer may take any action or execute any document on behalf of the WFOE in more than one capacity. Each Officer shall hold office until the Officer's successor is appointed or until earlier resignation, removal or death.

      (j) The General Manager and the Chief Financial Officer shall each serve for four (4) year terms.

      (k) Each Party may replace the General Manager or the Chief Financial Officer nominated by it, at any time, subject to the approval of the Board of Directors (provided, that each Party shall cause its respective representatives on the Board of Directors to approve such removal as recommended by the nominating Party). The Board of Directors shall not, without the approval of the nominating Party, terminate the term of the General Manager or the Chief Financial Officer without cause. The removal (with or without cause) of any other department Officers must be decided by the General Manager and the Chief Financial Officer. Any Officer may resign at any time upon a 30-day prior written notice to the General Manager and the human resources department. Notice of the resignation of the General Manager, the Chief Financial Officer or the Deputy General Managers shall be given to the Board of Directors.

      (l) In the event that the office of the General Manager is vacant for any reason (whether as a result of removal, resignation or otherwise), the relevant nominating Party shall be entitled to nominate a replacement to fill such vacancy for appointment by the Board of Directors. The Board of Directors shall appoint the replacement General Manager so nominated by the relevant nominating Party (and each Party shall cause its respective Representatives on the Board of Directors to do so). No Director shall unreasonably withhold such Director's approval of the appointment.

      (m) In the event that the office of the Chief Financial Officer is vacant for any reason (whether as a result of removal, resignation or otherwise), the relevant nominating Party shall be entitled to nominate a replacement to fill such vacancy for appointment by the Board of Directors. The Board of Directors shall nominate the replacement so nominated by the relevant appointing Party (and each Party shall cause its respective Representatives on the Board of Directors to do so). No Director shall unreasonably withhold such Director's approval of the appointment.

      (n) The decision to appoint a particular candidate as Officer shall be based on the candidate's competence and qualifications for the position.

8.2 Document Signatures. Subject to Section 8.1(h), all checks, deposits and other agreements to which the WFOE is a signatory shall be jointly approved by the General Manager and the Chief Financial Officer and shall require the signatures of the General Manager or his/her designee, the Chief Financial Officer or his/her designee, and a third Officer. Notwithstanding the foregoing, but subject to Section 8.1(h), any check must be co-signed by the General Manager and the Chief Financial Officer.

Article 9.  Labor Management

9.1 Labor Contracts. The General Manager, and the Deputy General Managers shall prepare the outlines regarding the employment, termination, salary, labor insurance, benefits and bonuses of the employees of the WFOE in accordance with the labor Laws of China, shall submit them for approval by the Board of Directors and shall determine the principles and guidelines for the Labor Contracts to be entered into between the WFOE and each individual employee.

9.2 Employees. Subject to Section 8.1, the WFOE shall hire employees solely on the basis of their ability to make a positive contribution to the WFOE owing to their skills, work attitude, productivity and willingness to comply with the policies of the WFOE.

9.3 Trade Union. The Parties acknowledge that the staff and workers of the WFOE shall have the right to establish a trade union in accordance with the WFOE Law, the Labor Union Law of China and other relevant Laws of China. Activities of the trade union shall be conducted after normal working hours, shall not interfere with the normal operations of WFOE, and shall conform to relevant Laws.

Article 10. Financial Matters and Foreign Exchange

10.1 Accounting and Financial Systems. Financial and accounting matters of the WFOE shall be conducted in accordance with the Accounting System of Enterprise and the General Financial Principles of Enterprise. The financial and accounting systems and procedures to be adopted by the WFOE shall be submitted to the Board of Directors for approval. Once approved by the Board of Directors, the systems and procedures shall be filed for the record with the appropriate finance and tax Governmental Entity.

10.2 Fiscal Year. The Fiscal Year of the WFOE shall be from January 1 of every year until December 31 of the same year (in the year of termination, it shall end on the date of termination), and the first Fiscal Year shall be from the Business License Date of the WFOE until December 31 of that year.

10.3 Accrual Basis. The WFOE shall adopt the internationally recognized accrual basis and debit and credit accounting systems for bookkeeping. All vouchers, account books and statements prepared by the WFOE shall be written in the Chinese language, with a translation thereof if requested by Party B from time to time at Party B's expense.

10.4 Renminbi as Accounting Unit; Exchange Rate. The WFOE shall use RMB as the unit for bookkeeping, as applicable. In preparing financial statements, the WFOE shall use the medium exchange rate in the exchange market announced by the People's Bank of China on the date specified in the WFOE's financial policy as the conversion rate between RMB and other currencies. Actual exchange gains or losses will be booked as gains or losses in the year incurred. For any actual transaction of the WFOE involving conversion between RMB and other currencies, the conversion rate shall be the actual exchange rate in the exchange market announced by the People's Bank of China on the date of the transaction for bookkeeping.

10.5 Independent Audits. Either Party shall have the right to conduct an independent audit of the WFOE at such Party's expense.

10.6 Financial Statements. The WFOE shall prepare and deliver to each of the Parties, separately in Chinese and English, and in accordance with Chinese generally accepted accounting principles ("PRC Accounting Principles") for the purpose of complying with applicable legal and accounting requirements of China by the WFOE, and generally accepted accounting principles used in the United States ("US Accounting Principles") for purpose of complying with applicable legal and accounting requirements of the United States by Party A, monthly and annual financial statements which shall include a profit and loss statement, a balance sheet, a cash flow statement, a budget projection for the subsequent period, and a profit distribution recommendation (if applicable). Each monthly financial statement shall be delivered on or before the tenth (10th) Business Day of the following month and each annual financial statement shall be delivered no later than the 15th day of March following the relevant Fiscal Year. Party B will use its best efforts to cause the WFOE to assist Party A in meeting its financial reporting requirements as a publicly traded company in the United States, to the extent such financial reporting requirements pertain to Party A's ownership of the WFOE. Party A shall provide training or other assistance as necessary to appropriate staff of the WFOE in preparing the monthly and annual financial statements in accordance with US Accounting Principles and to meet such financial reporting requirements.

10.7 External Annual Audits. The annual financial statements of the WFOE shall be audited each year at the expense of the WFOE by an accountant registered in China and thereafter be submitted to the Board of Directors for approval. The Parties shall jointly nominate the auditors and the auditors shall be appointed by the Board of Directors. Upon approval of the Board of Directors, such audited financial statements shall be delivered to each of the Parties, and shall be submitted to competent authorities of China in accordance with the applicable Laws of China. Upon the request by Party A, the WFOE shall provide English translations of such audited financial statements to Party A. Either Party may appoint an independent auditor at its own expense to carry out audits of the accounts and all financial aspects of the WFOE and the WFOE shall provide access to all of its records and accounts for such purpose.

10.8 Preferential Tax Treatment. The WFOE shall be entitled to any and all applicable preferential tax treatments, reductions and exemptions available to the WFOE, under current or future Laws, as well as favorable tax reduction or exemption treatment given to the WFOE, by any Governmental Entity.

10.9 Foreign Exchange. All foreign exchange matters of the WFOE shall be handled in accordance with applicable Laws. Subject to compliance with relevant foreign exchange Laws, foreign exchange funds in the WFOE's foreign exchange bank accounts shall be used for the following purposes:

      (a) repayment of principal and interest of foreign exchange loans borrowed by the WFOE;

      (b)   payment of the purchase price of imported equipment and materials;

      (c) payment of profits distributed to Party A or Party B which Party A or Party B requests to be converted into foreign currency and remitted out of China or payment of other amounts to Party A or Party B as contemplated by the Articles of Association; and

      (d) other foreign exchange payments and other purposes permitted under applicable Law.

10.10 Account or Accounts of the WFOE. The WFOE shall maintain its funds in one or more bank accounts in the sole name of the WFOE with banks selected by the Board of Directors, and any withdrawals from such account or accounts may be made only by Persons approved by the Board of Directors in accordance with the accounting policies approved by the Board of Directors.

10.11 Forecasting. The WFOE shall prepare and provide to both Parties monthly forecasts of the WFOE's anticipated results of operations for the next fiscal month, and then-current quarter. The WFOE will provide an updated forecast for the then-current year on a quarterly basis. Party A and Party B will be jointly responsible for training members of the WFOE's finance and accounting staffs on preparation of these forecasts.

Article 11. Profit Distribution

11.1 Payment of Taxes. The WFOE shall pay all taxes according to the applicable tax Laws of China.

11.2 Individual Income Tax. The employees of the WFOE shall pay all individual income tax according to the Individual Income Tax Law of China.

11.3 Establishment of Two Funds. The WFOE shall establish a Reserve Fund and a Bonus and Welfare Fund (the "Two Funds"). The amount to be allocated to such funds in each year the WFOE is profitable shall be determined by the Board of Directors according to the business operation of the WFOE. The amount of the Two Funds allocated shall be determined by the Board of Directors in accordance with applicable legal requirements. The Reserve Fund allocated annually is in any event not more than 40% of the profits of the same fiscal year, and the Bonus and Welfare Fund allocated annually is in any event not more than 10% of the profits of the same fiscal year.

11.4 Distribution of Profits. Subject to Sections 11.5 and 11.6, after payment of taxes according to applicable Law and allocation to the Two Funds, the WFOE's profits, which shall be no less than fifty percent (50%) of the profits after payment of taxes, shall be distributed to the Parties in proportion to their respective interests in the WFOE's registered capital unless the Board of Directors resolves otherwise.

11.5 Board of Director Approval of Distribution Plan. Within one month from completion of the audited financial statement for the immediately preceding year, the General Manager, and Deputy General Managers shall jointly prepare and submit to the Board of Directors a profit distribution plan based on such audited financial statements. Such plan must be approved by the Board of Directors before any profits are distributed.

11.6 Annual Distribution. Subject to Sections 11.4 and 11.5, the WFOE shall distribute profits once annually. There shall be no profit distribution before recovery of losses incurred in previous Fiscal Years. Undistributed profits of previous Fiscal Years may be distributed in the current Fiscal Year.

11.7 Distributions in Other Currencies. Upon the request of either of the Parties, the WFOE shall, after the deduction of relevant China taxes that are required to be withheld by the WFOE, if any, upon such distributions under then applicable Laws, convert the profits to be distributed to that Party into U.S. Dollars or any other currency designated by that Party in accordance with the then applicable exchange rates published by the People's Bank of China and remit the actual converted amount by wire transfer into a bank account designated by that Party in writing. Any expenses associated with the conversion shall be borne by the WFOE.

Article 12. Confidentiality and Intellectual Property Protection

12.1  Confidentiality.

      (a) Each of the Parties and the WFOE shall, and shall cause their respective Affiliates and their respective directors, officers, employees, agents and advisors to, (i) use the Confidential Information of the WFOE or provided by the other Party only for the purposes specified in the Articles of Association, and (ii) disclose the Confidential Information only to such of the WFOE's or such Party's (or its Affiliates) directors, officers, employees, agents and advisors who need to know such information for the purposes contemplated herein. The disclosure of Confidential Information to a Director of the WFOE solely in his or her capacity as a Director of the WFOE, shall not, in and of itself, violate the preceding sentence. For further clarification, nothing in the Articles of Association shall limit or restrict the use, practice, exploitation or disclosure by a Party or its Affiliates of any of such Party's or Affiliate's Confidential Information.

      (b) Each Party further agrees that the Party and its Affiliates shall not use, practice or exploit any of the Confidential Information provided by the other Party or any of its Affiliates or the WFOE in any manner without the prior written consent of the Party, such Affiliate or the WFOE providing the Confidential Information. Each Party shall further use its reasonable best efforts to prevent any personnel of the Party with access to the Confidential Information of the other Party or the WFOE, for a period of one (1) year following the termination of such personnel's employment with the Party, from working for, providing consulting services to, or having any interest in any company, entity or arrangement which the Party reasonably determines to be in competition with the Party and/or any of its Affiliates or whose services the Party reasonably determines to be in competition with the WFOE.

      (c) Each Party shall advise its Affiliates and the directors, officers, employees and agents of the Party and its Affiliates having access to any Confidential Information of the WFOE or the other Party (or any of its Affiliates) of the existence and requirements of this
            Section 12.1 and cause all of them to comply with the requirements of this Section 12.1.

      (d) The confidentiality obligation in this Section 12.1 shall not apply to information that was known to the receiving Party at the time of disclosure by the disclosing Party, is or becomes public knowledge through no fault of the receiving Party, is disclosed to the receiving Party from a third Person not under an obligation of confidence to the disclosing Party with respect to such information and/or is independently developed by the receiving Party without reference to the disclosed information. The confidentiality obligations set forth in this
            Article 12 shall survive the expiration or termination of the Articles of Association for a period of five (5) years.

12.2 Intellectual Property Protection. The WFOE shall take all actions that are necessary and appropriate, in all locations in the world where the WFOE or any of its Affiliates conducts business or where it is otherwise prudent to do so, to aggressively protect all intellectual property and other rights and interests of the WFOE in and to the names and marks of J-Town Information Technology (Shanghai) Co., Ltd. , including but not limited to all actions that are necessary to prevent other Persons from using such names and marks or infringing the WFOE's rights in and to the use of such names and marks.

Article 13. Term of the WFOE

13.1 The term of the WFOE commenced on the Business License Date of the WFOE, and shall expire on the 30th anniversary date of Business License Date (the "Term").

13.2 If both Parties agree to, and if the Board of Directors approves, an extension of the Term, the Parties shall submit a written application to the original Examination and Approval Authority six (6) months prior to the expiration of the original Term. The extension shall become valid upon the approval of the Examination and Approval Authority and the WFOE shall comply with the amendment registration procedures at the original Registration Administration Organ and the Term shall thereupon be so extended.

Article 14. Termination and Liquidation

14.1 Prior to the expiration of the Term, a Party and/or the Parties may terminate this Articles of Association and the WFOE as follows (but subject to Section 14.3):

      (a) By written instrument of termination executed by both of the Parties;

      (b) By written notice of termination by a Party given to the other Party in the event that a final determination is made by a Governmental Entity or court with competent jurisdiction over the matter that it is unlawful for the WFOE or its business to be carried on or any substantially material provision of this Articles of Association shall be invalid, unlawful or unenforceable;

      (c) By written notice of termination by a Party given to the other Party in the event that all or a significant part of the assets of the WFOE are expropriated by any Governmental Entity;

      (d) By written notice of termination by a Party given to the other Party at or after the occurrence of a Bankruptcy Event with respect to the WFOE if the occurrence of the Bankruptcy Event with respect to the

            WFOE would have a material adverse effect on the business, financial condition or results of operations of the WFOE;

      (e) By written notice of termination by a Party given to the other Party in the event that a Force Majeure Event resulting in a material adverse effect on the business, financial condition or results of operations of the WFOE continues for a consecutive period of one hundred and eighty (180) days;

      (f) By written notice of termination by a Party given to the other Party at or after the entry of a decree of judicial dissolution of the WFOE under applicable Law;

      (g) By written notice of termination by a Party given to the other Party at or after the sale, abandonment or other disposition by the WFOE of all or substantially all of its assets, business or properties, provided that, for clarification, the pledge, hypothecation or encumbrance of any or all of the WFOE's assets, business or properties shall not, in itself, constitute a sale, abandonment or other disposition for the purpose of this Section 14.1(g);

      (h) By written notice of termination by a Party given to the other Party in the event of a continuing material breach by the other Party of any material provision of this Articles of Association, if all of the following applies: (1) the breach is not cured within thirty (30) days after the receipt by the breaching Party of written determination of the court with competent jurisdiction or an arbitrator to the effect that the Party has breached any such material provision or, if the breach is not reasonably capable of being cured within such thirty (30) days so long as the breaching Party continues to use good faith and reasonable efforts to effectuate the cure but in any event not longer than one-hundred eighty (180) days of receipt of such written determination, (2) the breach is not compensable solely by the payment of money damages, (3) the WFOE or a Party has become subject to criminal liability or suffered a material adverse effect on its reputation, business, financial condition or results of operations as a result of the breach or the terminating Party has suffered a material adverse effect on its financial condition and results of operations taken as a whole as a result of the breach (provided that this clause (3) shall not apply to a breach of Article 12 of this Articles of Association); or

(i) By written notice of termination by a Party given to the other Party, if the WFOE suffers significant losses during any fiscal year for a reason other than the happening of a Force Majeure Event; for purposes of this Section, "significant losses" means aggregate losses in a fiscal year amounting to twenty-five percent (25%) or more of the amount of the registered capital of the WFOE.

      In the event that a Party elects to terminate this Articles of Association and the WFOE pursuant to this Section 14.1, the Parties shall cause their respective representatives on the Board of Directors to unanimously approve the termination of this Articles of Association and the WFOE as promptly as practical after such election.

14.2 Except as provided in Section 14.1 above, and except only as may be required under applicable Law, no other act or occurrence shall cause a termination of this Articles of Association or the WFOE, it being the intention of the Parties that any other act or occurrence that would otherwise cause such a termination be waived by the Parties to the fullest extent permitted under applicable Law.

14.3 Upon the expiration of the Term, or the earlier termination of the WFOE due to any situation described in Section 14.1, upon the unanimous resolution of the Board of Directors and the approval of the original Examination and Approval Authority, the liquidation procedures shall commence according to the Measures for the Liquidation of Foreign Invested Enterprises and other applicable Laws of China. The Parties shall cause their respective representatives on the Board of Directors to unanimously approve the termination and liquidation of the WFOE as promptly as practical after the occurrence of one of the events specified in Section
      14.1 hereof but in any event not later than 30 days after any such occurrence (unless the Parties shall otherwise agree in writing).

14.4 Prior to the sale of any assets of the WFOE, each Party shall have the first priority right to a return of the following:

      (a)   all intellectual property and rights and know-how; and

      (b) all installations, machinery, equipment, contract rights and other items of a proprietary nature,

      Such returned items shall be credited toward each Party's liquidation distribution at the then fair market value of said items, or if the liquidation distribution to which such Party would have been entitled is insufficient to cover the value of said items, then such Party shall be entitled to purchase them at their then fair market value.

14.5 Upon completion of liquidation of the WFOE, the Liquidation Committee shall submit a liquidation proceedings wind-up report to the Board of Directors for approval and submission to the Examination and Approval Authority and carry out necessary procedures to cancel the WFOE's Business License, tax registration, customs registration and other necessary administrative formalities.

Article 15. Legal Compliance

15.1 The WFOE shall comply with all Laws of China and any other applicable jurisdictions.

15.2 With the understanding that Party A is required to comply with certain U.S. federal and state legal and regulatory requirements and requirements of applicable stock exchanges on which shares of the Party A are listed, the WFOE shall, and shall cause its appropriate financial and other Officers and managers, and its external auditors and accountants to, provide such financial, accounting, and other related information and documents and take such actions (including executing required certifications and other documents) as requested by Party A to enable Party A and its Affiliates to comply with all such requirements.

Article 16. Imports and Exports

16.1 In the conduct of its business, the WFOE shall comply with, all applicable import and export control laws and regulations of all applicable jurisdictions, including obtaining all required import licenses, customs clearances and approvals.

Article 17. Language, Effectiveness and Miscellaneous

17.1 Headings. All headings in the Articles of Association are merely for the purpose of easy reference and have no legal meaning.

17.2 Language. The Articles of Association shall be written in Chinese and English, and in case of any discrepancy between the two language versions, the Chinese version shall prevail.

17.3 Effectiveness of the Articles of Association. The Articles of Association shall become effective upon its approval by the Examination and Approval Authority.

17.4 Amendment of the Articles of Association. Amendment of the Articles of Association requires a written agreement signed by both Parties and approval of the original Examination and Approval Authority before becoming effective.

17.5 Governing Law. The Articles of Association shall be governed by the applicable Laws of China.

17.6 Severability. Each and every section, paragraph, sentence, term and provision of the Articles of Association shall be considered several in that, in the event a court or arbitrator finds any section, paragraph, sentence, term or provision to be invalid or unenforceable, the validity and enforceability, operation, or effect of the remaining sections, paragraphs, sentences, terms, and provisions shall not be affected, and the Articles of Association shall be construed in all respects as if the invalid or unenforceable matter had been omitted.

17.7 Counterparts. The Articles of Association has eight (8) counterparts. Each executed counterpart shall be deemed to be an original. All executed counterparts taken together shall be one and the same agreement.









            [the remainder of this page is intentionally left blank]

      The Articles of Association is executed by the authorized representatives of both Parties in Shanghai on the Execution Date.


Party A:                                  Party B:

T2CN HOLDING LIMITED                      JC ENTERTAINMENT CORPORATEION


Signature: __________________             Signature: __________________
 Name:        Tao Feng                     Name:        Yang Shin Kim
 Title:       Chairman                     Title:       Chairman
 Nationality: PRC                          Nationality: Korea

                                    EXHIBIT 2

                              T2CN Holding Limited
                        Warrant to Purchase Common Shares

    THIS WARRANT ("Warrant") is issued pursuant to, and is subject to the terms and conditions of, the Share Subscription Agreement. This Warrant certifies that JC Entertainment Corp., a corporation organized and existing under the laws of the Republic of Korea with its registered address at 4th Floor, Rosedale Building, #724 Suseo-Dong, Kangnam-Ku, Seoul 135-885, Korea (the "Holder"), is entitled to purchase from T2CN Holding Limited, a limited liability company organized and existing under the laws of the British Virgin Islands with its registered address at the offices of S-HR&M Financial Services Limited of Kingston Chambers, P.O. Box 173, Road Town, Tortola, British Virgin Island (the "Company"), 3,000,000 fully paid and non-assessable Common Shares of the Company (the "Warrant Shares"), having the rights and benefits conferred on the Common Shares by the Company's Articles of Association, at the subscription price at par value of US$0.01 for each Common Share or US$20,000 in total ("Share Purchase Price").

    Upon and subject to each occurrence of the triggering event as provided in
Article 1 below, this Warrant shall be exercisable for 1,000,000 Warrant Shares, at any time during the 30-day period from the date of issuance by the Company of the monthly operation report of the Localized Game, evidencing such occurrence ("Valid Period"), upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto ("Form of Subscription") duly filled in and signed. Unless otherwise agreed between the Parties, JCE may choose to pay the consideration for the Common Shares under this Warrant by way of providing various consulting and technical services to the Company and/or its affiliates for the purpose of benefiting the Company and JCE's joint operation of the Localized Game in the PRC, in which case the Company's board of directors shall adopt relevant resolutions acknowledging and accepting such payment as due and equitable consideration for the relevant Common Shares to be acquired by JCE under this Warrant. The Share Purchase Price and the number of Warrant Shares purchasable hereunder are subject to adjustment as provided in this Warrant.

    In this Warrant, unless the context requires or provides otherwise:

    "Concurrent Users" means the end users of the Localized Game who initiate their concurrent use of the Localized Game within the PRC;

    "Localized Game" means the internet game localized from the game named "Free Style" (including any and all versions thereof), of which the exclusive rights to manufacture, market, promote, use, distribute, publish and sell have been licensed to T2 Entertainment under the Software License Agreement entered into between the Holder and T2 Entertainment dated August 4, 2005;

    "Number of Concurrent Users" means the maximum number of Concurrent Users at a specific point in time, not the average number of Concurrent Users during a consecutive term;

    "PRC" means the People's Republic of China (for the purpose of this Agreement, excluding Hong Kong Special Administrative Region, Macau Special Administrative Region and Taiwan);

     "T2 Entertainment" means Shanghai T2 Entertainment Co., Ltd., a limited liability company incorporated under the laws of the PRC with its registered address at 5th Floor 88 Qinjiang Road, Xuhui District, Shanghai, PRC (200233).

    This Warrant is subject to the following terms and conditions:

     1. Exercise; Issuance of Certificates; Payment for Shares. The exercise of this Warrant shall be subject to the following conditions: (1) the Holder may not exercise its right under this Warrant to subscribe for 1,000,000 Common Shares unless and until the Number of Concurrent Users of the Localized Game in the PRC has reached 100,000 prior to and/or by the end of August 4, 2007; (2) the Holder may not exercise its right under this Warrant to subscribe for an additional 1,000,000 Common Shares unless and until the Number of Concurrent Users of the Localized Game in the PRC has reached 200,000 prior to and/or by the end of August 4, 2007; and (3) the Holder may not exercise its right under this Warrant to subscribe for the remaining 1,000,000 Common Shares unless and until the Number of Concurrent Users of the Localized Game in the PRC has reached 300,000 prior to and/or by the end of August 4, 2007. Notwithstanding the above conditions, if in respect of any Valid Period the Holder expects that the above conditions cannot be met, and prior to the expiration of such Valid Period, the Holder submits to the Company a request to exercise the Warrant and reasonable evidence proving that such failure to meet the conditions is caused solely due to the quality or technical problems of the Company's servers or other facilities and without any default on the part of the Holder under this Warrant or any default on the party of the Holder under the Software License Agreement entered into between the Holder and T2 Entertainment dated August 4, 2005, the Holder shall still be entitled to subscribe for the Warrant Shares available for such Valid Period within five (5) days after the expiration of such Valid Period. This Warrant shall be null and void for the Common Shares not exercised hereunder immediately upon the stoppage of T2 Entertainment operating the Localized Game due to breach by the Holder of the Software License Agreement in connection with the Localized Game entered into between the Holder and T2 Entertainment dated August 4, 2005. The Company agrees that the Common Shares to be purchased under this Warrant shall be and are deemed to be issued to the Holder hereof (or to the nominee of the Holder) as the recorded owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, and the completed, executed Form of Subscription shall have been delivered, and payment shall have been made for such shares, subject to the entry of such shares in the register of members of the Company, which the Company shall undertake to do immediately upon presentation of the Form of Subscription. Certificates for the Common Shares so purchased shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. Each share certificate so delivered shall be in such denominations of Common Shares as may be requested by the Holder hereof and shall be registered in the name of the Holder or in the name of the Holder's nominee. In case of a purchase of less than all the Warrant Shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new warrant or warrants of like tenor for the balance of the shares purchasable under the Warrant, surrendered upon such purchase to the Holder hereof within a reasonable time.

     2. Shares to be Fully Paid; Reservation of Shares. The Company covenants and agrees that Common Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and non assessable, and free from all preemptive rights of any nature and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuing or transferring upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Shares, to provide for the exercise of the rights represented by this Warrant when and as required. The Company will take all such action as may be necessary to assure that such Common Shares may be issued as provided herein without violation of any applicable law or regulation.

     3. Adjustment of Share Purchase Price and Number of Warrant Shares. The Share Purchase Price and the number of Warrant Shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of any of the events described in this Article 3. Upon each adjustment of the Share Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Share Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Share Purchase Price in effect immediately prior to such adjustment by the number of shares Purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Share Purchase Price resulting from such adjustment.

       3.1 Subdivision or Combination of Shares. In case the Company shall at any time subdivide its outstanding Common Shares into a greater number of shares, the Share Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding Common Shares of the Company shall be combined into a smaller number of shares, the Share Purchase Price in effect immediately prior to such combination shall be proportionately increased.

       3.2 Reclassification. If any reclassification of the share capital of the Company shall be effected in such a way that holders of Common Shares shall be entitled to receive shares, securities, or other assets or property, then, as a condition of such reclassification, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the Common Shares of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares, securities or other assets or property as may be issued or payable with respect to or in exchange for the number of outstanding shares of such Common Shares equal to the number of shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In any reclassification described above, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Share Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, in relation to any shares, securities or assets thereafter deliverable upon the exercise hereof.

     3.3 Notice of Adjustment. Upon any adjustment of the Share Purchase Price or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall give written notice thereof, by first class mail postage prepaid, addressed to the registered Holder of this Warrant at the address of the Holder as shown on the books of the Company. The notice shall be signed by the Company's Chief Financial Officer and shall state the Share Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

       3.4 Other Notices.  If at any time:
           --------------

          (1)  the  Company  shall  declare  any cash  dividend  upon its Common
               Shares;

          (2) there shall be any capital reorganization or reclassification of the share capital of the Company; or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation;

          (3)  the Company shall conduct an initial public offering ("IPO"); or

          (4)  there  shall  be  a   voluntary   or   involuntary   dissolution,
               liquidation or winding-up of the Company;

then, at any one or more of the abovementioned occurrences, the Company shall give, by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of the Holder as shown on the books of the Company, (a) at least fifteen (15) days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend or for determining right to vote in respect of any such IPO, reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and (b) in the case of any such IPO, reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, at least fifteen (15) days prior written notice of the date when the same shall take place; provided, however, that the Holder shall make a best efforts attempt to respond to such notice as early as possible after the receipt thereof. Any notice given in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, the date on which the Holder shall be entitled thereto. Any notice given in accordance with the foregoing clause (b) shall also specify the date on which the Holder shall be entitled to exchange the Common Shares, for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up or conversion, as the case may be.

    4. No Voting or Dividend Right. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

    5. Transfer. It is expressly acknowledged that the Warrant Shares are not subject to any provisions in relation to any pre-emptive right of any party.

    The Holder may not transfer the Warrant, without obtaining the prior written consent of the Company, to any third parties (including JCE's subsidiaries, affiliates or other entities controlled by the Holder). With respect to any offer, sale or other disposition of this Warrant or any Warrant Shares, in each case prior to registration of such Warrant or Warrant Shares, the Holder hereof, and each subsequent holder of this Warrant, agree to give written notice to the Company prior thereto, describing in sufficient detail the manner thereof, together with a written opinion of the Holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act of 1933, as amended (the "Securities Act") or any U.S. federal or state law then in effect) of this Warrant or such Warrant Shares and indicating whether or not under the Securities Act certificates for this Warrant or such Warrant Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such laws. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify the Holder that the Holder may sell or otherwise dispose of this Warrant or the Warrant Shares, all in accordance with the terms of the notice delivered to the Company. Notwithstanding the foregoing, at any time that the Warrant Shares are publicly traded, such Warrant Shares may, as to such U.S. federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 under the Act, provided that the Company shall have been furnished with such information as the Company and its counsel may reasonably request to provide assurance that the provisions of Rule 144 have been satisfied. To the extent required to comply with the provisions of applicable law, each certificate representing this Warrant or the Warrant Shares transferred shall bear a legend as to any applicable restrictions on transferability which are required in order to ensure compliance with applicable laws, unless in the aforesaid opinion of counsel for the Holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

    All references in the preceding paragraph to U.S. securities law are made on an as-applicable basis.

    6. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

    7. Notice. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof or to the Company shall be delivered or shall be sent by certified mail, postage prepaid, to the Holder at its address as shown on the books of the Company, or to the Company at the address indicated in the first paragraph of this Warrant or such other address as either may from time to time provide to the other.

    8. Descriptive Headings and Governing Law. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall in all respects be construed and enforced in accordance with and governed by the laws of Singapore, without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the laws of Singapore to the rights and duties of the Parties. In the event any dispute arises between the Parties, or any of them, which cannot amicably be resolved, such dispute shall be submitted to the China International Economic and Trade Arbitration Commission ("CIETAC") in Shanghai for arbitration in accordance with its then effective arbitration rules.

    9. Lost Warrants. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

    10.Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay to the Holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Share Purchase Price.

    11. Representations and Warranties of the Holder.

             11.1 Purchase for Own Account. The Holder represents that it is acquiring the Warrant, and that the Common Shares issuable upon exercise of the Warrant (collectively, the "Securities") will be acquired, for investment for the Holder's own account, not as nominee or agent, and not with a view to the public resale or distribution thereof, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. If not an individual, the Holder also represents that such Holder has not been formed for the specific purpose of acquiring the Securities.


           11.2 Information and Sophistication. The Holder understands that the purchase of the Securities involves substantial risk. The Holder (a) has experience as an investor in securities of companies in the development stage and acknowledges that the Holder can bear the economic risk of the Holder's investment in the Securities and has such knowledge and experience in financial or business matters that the Holder is capable of evaluating the merits and risks of this investment in the Securities and protecting its own interests in connection with this investment and/or (b) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables the Holder to be aware of the character, business acumen and financial circumstances of such persons.

        IN WITNESS WHEREOF, the Company and the Holder, by their respective officers, have caused this Warrant to be duly executed, thereunto duly authorized on , 2005.





For and on behalf of
T2CN Holding Limited

SIGNED by  ___________________
Name:
Position:
COMPANY SEAL


[             ]


For and on behalf of JC Entertainment Corp.

SIGNED by  ___________________
Name:
Position:
COMPANY SEAL

FORM OF SUBSCRIPTION


(To be signed only upon exercise of Warrant)


To: T2CN Holding Limited


The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ___________________(__________) Common Shares of T2CN Holding Limited, a limited liability company organized and existing under the laws of the British Virgin Islands with its registered address at the offices of S-HR&M Financial Services Limited of Kingston Chambers, P.O. Box 173, Road Town, Tortola, British Virgin Island (the "Company"), in consideration of the provision by the Holder of various consulting and technical services which are valued at _________________________Dollars
(US$____________)        at       a       subscription        price       of
_________________________Dollars   (US$____________)   per   share   to  the
Company and its affiliates in relation to the operation of the Localized Game in the PRC, and requests that the certificates for such shares be issued in the name of and delivered to the Holder,
__________________________________,         whose         address         is
_________________.


The undersigned represents that it is acquiring such Common Shares for investment for its own account and not with a view to, or for sale in connection with, any distribution thereof, and in order to induce the issuance of such Common Shares makes the representation statement attached hereto.


DATED: ____________________



----------------------------
(Signature must conform in all respects to the name of the Holder, as specified on the face of the Warrant)